EXHIBIT 99

                        [BANC OF AMERICA SECURITIES LOGO]

--------------------------------------------------------------------------------

MBS New Issue Term Sheet

Banc of America Funding Corporation

Mortgage Pass-Through Certificates, Series 2005-F
$982,147,000 (approximate)

Classes 1-A-1, 1-A-2, 1-A-3, 2-A-1, 2-A-2, 3-A-1, 3-A-2, 4-A-1, 4-A-2, 5-A-1,
5-A-2, 6-A-1, 6-A-2, 1-B-1, 1-B-2 and 1-B-3 (Offered Certificates)

Bank of America, National Association

Seller


Bank of America, National Association
Countrywide Home Loan Servicing LP

Servicers


Wells Fargo Bank, N.A.

Master Servicer


August 15, 2005

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

[BANC OF AMERICA SECURITIES LOGO]   Banc of America Funding Corp., 2005-F
                                      Mortgage Pass-Through Certificates
                                          $982,147,000 (approximate)

--------------------------------------------------------------------------------

                                Table of Contents

>>       Preliminary Summary of Certificates                              pg. 3

>>       Preliminary Summary of Terms                                     pg. 5

>>       Preliminary Credit Support                                       pg. 15

>>       Cap Schedules                                                    pg. 17

Banc of America Securities LLC
-------------------------------------------------------------------------------0
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

[BANC OF AMERICA SECURITIES LOGO]   Banc of America Funding Corp., 2005-F
                                      Mortgage Pass-Through Certificates
                                          $982,147,000 (approximate)

--------------------------------------------------------------------------------


                                                     Last
                                                   Scheduled    Certificate                                    Expected
                                                   Prin Pmt      Interest                                      Credit
           Principal          WAL (Yrs)(Roll      (Mths)(Roll      Rate                                        Enhance-   Expected
Class     Balance $(1)       (3)/Call/Mat)(2)   (3)/Call/Mat)(2)  Type(7)             Tranche Type             ment(8)   Ratings(9)
-----     ------------       ----------------   ----------------  -------             ------------             -------   ----------
1-A-1      144,102,000.00    NA / 2.97 / 3.25    NA / 96 / 359    (4)(5)         Super Senior - Floater         40.00%    AAA/Aaa
1-A-2       47,942,000.00    NA / 2.97 / 3.25    NA / 96 / 359    (4)(5)     Super Senior Support - Floater     20.04%    AAA/Aaa
1-A-3       25,911,000.00    NA / 2.97 / 3.25    NA / 96 / 359    (4)(5)     Super Senior Support - Floater      9.25%    AAA/Aaa
1-X        217,955,000.00                                                               Notional                 N/A        AAA
1-A-R              100.00           Information Not Provided Herein                     Residual                 9.25%      AAA
1-B-X       15,851,000.00                                                               Notional                 N/A        AAA
1-B-1        7,805,000.00    NA / 5.47 / 6.15    NA / 96 / 359    (4)(5)          Subordinate - Floater          6.00%     AA/Aa2
1-B-2        4,684,000.00    NA / 5.47 / 6.15    NA / 96 / 359    (4)(5)          Subordinate - Floater          4.05%      A/A2
1-B-3        3,362,000.00    NA / 5.47 / 6.15    NA / 96 / 359    (4)(5)          Subordinate - Floater          2.65%    BBB/Baa2
1-B-4        2,882,000.00                                                              Subordinate               1.45%       BB
1-B-5        1,080,000.00           Information Not Provided Herein                    Subordinate               1.00%       B
1-B-6        2,403,063.35                                                              Subordinate               0.00%       NR
2-A-1      177,766,000.00   1.88 / 2.94 / 3.23   36 / 94 / 360    (6)          Super Senior - Pass Through      11.50%    AAA/Aaa
2-A-2       11,550,000.00   1.88 / 2.94 / 3.23   36 / 94 / 360    (6)      Super Senior Support - Pass Through   5.75%    AAA/Aa1
3-A-1       98,355,000.00   2.52 / 2.94 / 3.23   60 / 94 / 360    (6)          Super Senior - Pass Through      11.50%    AAA/Aaa
3-A-2        6,391,000.00   2.52 / 2.94 / 3.23   60 / 94 / 360    (6)      Super Senior Support - Pass Through   5.75%    AAA/Aa1
4-A-1      343,315,000.00   2.52 / 2.96 / 3.25   60 / 94 / 360    (6)          Super Senior - Pass Through      11.50%    AAA/Aaa
4-A-2       22,306,000.00   2.52 / 2.96 / 3.25   60 / 94 / 360    (6)      Super Senior Support - Pass Through   5.75%    AAA/Aa1
5-A-1       31,414,000.00   2.87 / 2.97 / 3.27   84 / 94 / 360    (6)          Super Senior - Pass Through      11.50%    AAA/Aaa
5-A-2        2,042,000.00   2.87 / 2.97 / 3.27   84 / 94 / 360    (6)      Super Senior Support - Pass Through   5.75%    AAA/Aa1
6-A-1       51,833,000.00   3.13 / 2.98 / 3.30   120 / 94 / 360   (6)          Super Senior - Pass Through      11.50%    AAA/Aaa
6-A-2        3,369,000.00   3.13 / 2.98 / 3.30   120 / 94 / 360   (6)      Super Senior Support - Pass Through   5.75%    AAA/Aa1
CB-1        22,631,000.00                                                              Subordinate               2.90%       AA
CB-2         7,940,000.00                                                              Subordinate               1.90%       A
CB-3         4,764,000.00           Information Not Provided Herein                    Subordinate               1.30%      BBB
CB-4         4,367,000.00                                                              Subordinate               0.75%       BB
CB-5         3,573,000.00                                                              Subordinate               0.30%       B
CB-6         2,382,819.33                                                              Subordinate               0.00%       NR


      (1) The Certificate sizes are approximate and are subject to a +/- 5% variance.

      (2) The WAL and Last Scheduled Principal Payment to Call and to Maturity for the Class 1-A-1, Class 1-A-2 and Class 1-A-3 Certificates are shown to 25% CPR. The WAL and Last Scheduled Principal Payment to Roll, to Call and to Maturity for the Class 2-A-1, Class 2-A-2, Class 3-A-1, Class 3-A-2, Class 4-A-1, Class 4-A-2, Class 5-A-1, Class 5-A-2, Class 6-A-1 and Class 6-A-2 Certificates are shown to 25% CPB.

      (3) "Roll" is the initial adjustment date for each underlying hybrid ARM collateral repline (where applicable).

Banc of America Securities LLC
-------------------------------------------------------------------------------0
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[BANC OF AMERICA SECURITIES LOGO]   Banc of America Funding Corp., 2005-F
                                      Mortgage Pass-Through Certificates
                                          $982,147,000 (approximate)

--------------------------------------------------------------------------------

      (4)   The Class 1-A-1,  Class 1-A-2,  1-A-3,  1-B-1, 1-B-2 and Class 1-B-3
            Certificates will have interest rates equal to LIBOR plus a margin of [ ]%, [ ]%, [ ]%, [ }%, [ ]% and [ ]%, respectively. The interest rates with respect to the first interest accrual period are expected to be approximately [ ]%, [ ]% , [ ]%, [ }%, [ ]% and [ ]%, respectively. The margins on the Class 1-A-1, Class 1-A-2, 1-A-3, 1-B-1, 1-B-2 and Class 1-B-3 Certificates will double their original margin after the applicable Optional Termination Date.

      (5) The interest rate on the Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-B-1, Class 1-B-2 and Class 1-B-3 Certificates will be subject to a cap equal to the lesser of (a) the Net Mortgage Interest Rates on the Group 1 Mortgage Loans and (b) 10.50%.

      (6) For each Distribution Date the Class 2-A-1, Class 2-A-2, Class 3-A-1, Class 3-A-2, Class 4-A-1, Class 4-A-2, Class 5-A-1, 5-A_2,
            6-A-1 and Class 6-A-2 Certificates will bear interest at a rate equal to the Net WAC of their respective loan groups. On the first Distribution Date the Class 2-A-1, Class 2-A-2, Class 3-A-1, Class 3-A-2, Class 4-A-1, Class 4-A-2, Class 5-A-1, 5-A-2, 6-A-1 and Class 6-A-2 Certificates are expected to bear interest at a rate of [ ]%, [ ]%, [ ]%, [ ]%, [ ]%, [ ]%, [ ]%, [ ]%, [ ]% and [ ]%, per annum, respectively.

      (7) The Certificate coupons are approximate and subject to a +/-10 basis point variance. All Certificates pricing will be subject to yield maintenance upon delivery of the actual coupon rate prior to the closing date.

      (8) The credit enhancement sizes are preliminary and subject to change based upon the final pool as of the Cut-off Date and any additional rating agency analysis.

      (9) All offered certificates will be rated by at least two of Standard & Poor's, Moody's and/or Fitch. The ratings shown in the above table are expected ratings and have not yet been assigned by any rating agency.

Banc of America Securities LLC
-------------------------------------------------------------------------------0
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[BANC OF AMERICA SECURITIES LOGO]   Banc of America Funding Corp., 2005-F
                                      Mortgage Pass-Through Certificates
                                          $982,147,000 (approximate)

--------------------------------------------------------------------------------

                          Preliminary Summary of Terms
                          ----------------------------

Transaction:            Banc of America Funding 2005-F Trust

                        Mortgage Pass-Through Certificates, Series 2005-F

Lead Manager            Banc of America Securities LLC
(Book Runner):

Seller:                 Bank of America, National Association

Servicers:              Bank of America,  National  Association  and Countrywide
                        Home Loans Servicing LP (each a "Servicer").

Master Servicer:        Wells Fargo Bank, N.A.

Rating Agencies:        Standard  &  Poor's,  Moody's  Investors  Service,  Inc.
                        and/or Fitch Ratings will rate the Offered Certificates.

Offered Size:           $982,147,000.

Securities Offered:     $144,102,000 Class 1-A-1 Certificates

                        $47,942,000 Class 1-A-2 Certificates

                        $25,911,000 Class 1-A-3 Certificates

                        $177,766,000 Class 2-A-1 Certificates

                        $11,550,000 Class 2-A-2 Certificates

                        $98,355,000 Class 3-A-1 Certificates

                        $6,391,000 Class 3-A-2 Certificates

                        $343,315,000 Class 4-A-1 Certificates

                        $22,306,000 Class 4-A-2 Certificates

                        $31,414,000 Class 5-A-1 Certificates

                        $2,042,000 Class 5-A-2 Certificates

                        $51,833,000 Class 6-A-1 Certificates

                        $3,369,000 Class 6-A-2 Certificates

                        $7,805,000 Class 1-B-1 Certificates

                        $4,684,000 Class 1-B-2 Certificates

                        $3,362,000 Class 1-B-3 Certificates

Expected Closing Date:  August 30, 2005

Collection Period:      The  2nd day of each  month  through  the 1st day of the
                        following month.

Distribution Date:      20th of each month, or the next succeeding  business day
                        (First Distribution Date: September 20, 2005)

Cut-off Date:           August 1, 2005

Class A                 Class 1-A-1,  1-A-2,  1-A-3, 1-X, 2-A-1,  2-A-2,  3-A-1,
Certificates:           3-A-2,  4-A-1,  4-A-2,  5-A-1,  5-A-2,  6-A-1, 6-A-2 and
                        1-A-R Certificates (the "Class A Certificates").

Banc of America Securities LLC
-------------------------------------------------------------------------------0
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[BANC OF AMERICA SECURITIES LOGO]   Banc of America Funding Corp., 2005-F
                                      Mortgage Pass-Through Certificates
                                          $982,147,000 (approximate)

--------------------------------------------------------------------------------

                          Preliminary Summary of Terms
                          ----------------------------

Subordinate             Class 1-B-1, 1-B-2, 1-B-3, 1-B-4, 1-B-5, 1-B-6, 1-B-X
Certificates:           (the "Aggregate Group 1 Subordinate Certificates"),
                        CB-1, CB-2, CB-3, CB-4, CB-5 and CB-6 Certificates (the
                        "Aggregate Group 2 Subordinate Certificates")
                        (collectively the "Subordinate Certificates"). The
                        Subordinate Certificates are not offered hereunder.

Group 1 Collateral:     One-Month MTA Option ARM Loans: fully amortizing,
                        one-to-four family, first lien mortgage loans. The Group
                        1 Mortgage Loans have a teaser rate for one to three months and thereafter the Mortgage Loans have a variable interest rate. The Group 1 Mortgage Loans may negatively amortize as a result of the difference between the payment reset frequency and the rate reset frequency for these loans. In addition, subject to certain circumstances, the monthly payment on any given payment reset date will not exceed the Payment Cap of 7.50. All of the Group 1 Mortgage Loans had a prepayment fee as of the date of origination.

Group 2 Collateral:     3/1 Hybrid ARM Residential Mortgage Loans: fully
                        amortizing, one-to-four family, first lien mortgage loans. The Group 2 Mortgage Loans have a fixed interest rate for approximately 3 years and thereafter the Mortgage Loans have a variable interest rate.
                        Approximately 87.20% of the Group 2 Mortgage Loans require only payments of interest until the month following the first rate adjustment date. Approximately
                        12.04% of the Group 2 Mortgage Loans had a prepayment fee as of the day of origination.

Group 3 Collateral:     5/1 Hybrid ARM Residential Mortgage Loans: fully
                        amortizing, one-to-four family, first lien, conforming balance mortgage loans. The Group 3 Mortgage Loans have a fixed interest rate for approximately 5 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 66.18% of the Group 3 Mortgage Loans require only payments of interest until the month following the first rate adjustment date.

Group 4 Collateral:     5/1 Hybrid ARM Residential Mortgage Loans: fully
                        amortizing, one-to-four family, first lien, non-conforming balance mortgage loans. The Group 4
                        Mortgage Loans have a fixed interest rate for approximately 5 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 86.62% of the Group 4 Mortgage Loans require only payments of interest until the month following the first rate adjustment date. Approximately 8.15% of the Group 4
                        Mortgage Loans had a prepayment fee as of the day of origination.

Group 5 Collateral:     7/1 Hybrid ARM Residential Mortgage Loans: fully
                        amortizing, one-to-four family, first lien mortgage loans. The Group 5 Mortgage Loans have a fixed interest rate for approximately 7 years and thereafter the Mortgage Loans have a variable interest rate.
                        Approximately 87.96% of the Group 5 Mortgage Loans require only payments of interest until the month following the first rate adjustment date.

Group 6 Collateral:     10/1 Hybrid ARM Residential Mortgage Loans: fully
                        amortizing, one-to-four family, first lien mortgage loans. The Group 6 Mortgage Loans have a fixed interest rate for approximately 10 years and thereafter the Mortgage Loans have a variable interest rate.
                        Approximately 95.98% of the Group 6 Mortgage Loans require only payments of interest until the month following the first rate adjustment date.

Banc of America Securities LLC
-------------------------------------------------------------------------------0
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[BANC OF AMERICA SECURITIES LOGO]   Banc of America Funding Corp., 2005-F
                                      Mortgage Pass-Through Certificates
                                          $982,147,000 (approximate)

--------------------------------------------------------------------------------

                       Preliminary Summary of Terms Cont.
                       ----------------------------------

Super Senior            Class 1-A-1, Class 1-A-2, Class 2-A-1, Class 3-A-1,
Certificates:           Class 4-A-1, Class 5-A-1 and Class 6-A-1 Certificates.

Super Senior Support    Class  1-A-2,  Class 1-A-3,  Class  2-A-2,  Class 3-A-2,
Certificates:           Class 4-A-2, Class 5-A-2 and Class 6-A-2 Certificates.

Day Count:              With respect to Group 2, Group 3, Group 4, Group 5 and
                        Group 6, 30/360 and with respect to Group 1, actual/360.

Pricing Speed:          25% CPR to the Call for Group 1.

                        25% CPB for Group 2, Group 3, Group 4, Group 5 and Group 6.

Aggregate Loan Group 1: Loan Group 1.

Aggregate Loan Group 2: Loan Group 2, Loan Group 3, Loan Group 4, Loan Group 5
                        and Loan Group 6, collectively.

Aggregate Group 1:      Group 1.

Aggregate Group 2:      Group 2, Group 3, Group 4, Group 5 and Group 6,
                        collectively.

Clearing:               DTC, Clearstream and Euroclear

                             Original Certificate     Minimum      Incremental
Denominations:                       Form          Denominations  Denominations
                                     ----          -------------  -------------
Offered Class A Certificates      Book Entry          $1,000           $1

SMMEA Eligibility:      The Class A Certificates are expected to constitute
                        "mortgage related securities" for purposes of SMMEA.

ERISA Eligibility:      Subject to the considerations in the prospectus
                        supplement, the Offered Certificates are expected to be eligible for purchase by certain ERISA plans.

Tax Structure:          REMIC

Optional Termination    Any Distribution Date on or after which the aggregate
Date:                   principal balance of any Aggregate Loan Group declines
                        to 10% or less of its aggregate principal balance as of the Cut-off Date.

Banc of America Securities LLC
-------------------------------------------------------------------------------0
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[BANC OF AMERICA SECURITIES LOGO]   Banc of America Funding Corp., 2005-F
                                      Mortgage Pass-Through Certificates
                                          $982,147,000 (approximate)

--------------------------------------------------------------------------------

                       Preliminary Summary of Terms Cont.
                       ----------------------------------

Administrative Fee:     The Administrative Fees with respect to the Trust are
                        payable out of the interest payments received on each Mortgage Loan. The "Administrative Fees" consist of (a) servicing compensation payable to a Servicer in respect of its servicing activities (the "Servicing Fee Rate"),
                        (b) compensation payable to the Master Servicer in respect of its master servicing activities (the "Master
                        Servicing Fee Rate") and (c) any lender paid mortgage insurance ("LPMI Fee Rate"). The Administrative Fees will accrue on the Stated Principal Balance of each Mortgage Loan at a rate (the "Administrative Fee Rate") equal to the sum of the Servicing Fee Rate, Master
                        Servicing Fee Rate and LPMI Fee Rate for such Mortgage
                        Loan. The Servicing Fee Rate for all Loan Groups will range from 0.25% to 0.375% per annum. The Master
                        Servicing Fee Rate will 0.00375% per annum. The LPMI Fee
                        Rate for each Mortgage Loan ranges from 0.00% to 1.34% per annum.

Compensating Interest: The aggregate servicing fee payable to a Servicer for any month will be reduced by an amount equal to the aggregate prepayment interest shortfall for the Mortgage Loans serviced by such Servicer for such Distribution Date. Such amounts will be used to cover full or partial prepayment interest shortfalls, if any, of the Mortgage Loans.

Net WAC: As to any Mortgage Loan, the excess of its mortgage interest rate over the Administrative Fee Rate.

Net WAC Cap:            For any  Loan  Group  and  any  Distribution  Date,  the
                        weighted average of the Net Mortgage Interest Rates of the related Mortgage Loans, weighted on the basis of their Stated Principal Balances on the Due Date in the month preceding the month of such Distribution Date after giving effect to principal prepayments in the related Prepayment Period.

Net Prepayments:        For Loan Group 1, and any Distribution Date, Net
                        Prepayments are equal to the excess, if any, of the (i) related Principal Prepayment Amount over (ii) the aggregate amount of Deferred Interest accrued on the Group 1 Mortgage Loans from the preceding Due Date to the Due Date related to that Distribution Date.


Principal Prepayment    The Principal Prepayment Amount for any Distribution
Amount:                 Date and Loan Group will equal the sum of all amounts
                        described in clauses (e) through (f) of the definition of Principal Amount for that Loan Group and Distribution
                        Date.

Principal Payment       For any Loan Group and any Distribution Date, the sum of
 Amount:                the amounts described in clauses (a) through (d) of the
                        definition of Principal Amount for that Loan Group and Distribution Date.

Reserve Fund:           The Class 1-A-1, 1-A-2, 1-A-3, 1-B-1, 1-B-2 and 1-B-3
                        Certificates will benefit from a reserve fund, which will have an initial balance of $250,000. The Reserve
                        Fund will cover interest due to the Certificates should the Net WAC of the Mortgage Loans be insufficient to pay current interest on the Certificates in any period.

Banc of America Securities LLC
-------------------------------------------------------------------------------0
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[BANC OF AMERICA SECURITIES LOGO]   Banc of America Funding Corp., 2005-F
                                      Mortgage Pass-Through Certificates
                                          $982,147,000 (approximate)

--------------------------------------------------------------------------------

                       Preliminary Summary of Terms Cont.
                       ----------------------------------

Interest Accrual:       Interest will accrue on the Class 2-A-1, Class 2-A-2,
                        Class 3-A-1, Class 3-A-2, Class 4-A-1, Class 4-A-2,
                        Class 5-A-1, Class 5-A-2, Class 6-A-1 and Class 6-A-2
                        Certificates during each one-month period ending on the last day of the month preceding the month in which each Distribution Date occurs (each, a "Regular Interest
                        Accrual Period"). The initial Regular Interest Accrual
                        Period will be deemed to have commenced on August 1, 2005. Interest will accrue on the Class 1-A-1, Class
                        1-A-2, Class 1-A-3, Class 1-B-1, Class 1-B-2 and Class
                        1-B-3 Certificates from the previous Distribution Date, or in the case of the first Distribution Date, from the Closing Date, through and including the day prior to the current Distribution Date (the "LIBOR Interest Accrual
                        Period" and together with the Regular Interest Accrual
                        Period, an "Interest Accrual Period").

Banc of America Securities LLC
-------------------------------------------------------------------------------0
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[BANC OF AMERICA SECURITIES LOGO]   Banc of America Funding Corp., 2005-F
                                      Mortgage Pass-Through Certificates
                                          $982,147,000 (approximate)

--------------------------------------------------------------------------------

                       Preliminary Summary of Terms Cont.
                       ----------------------------------

Negative Amortization   The Mortgage Loans in Loan Group 1 are "Negative
Loans:                  Amortization Loans." The Mortgage Index for the Mortgage
                        Rates for the Mortgage Loans in Loan Group 1 is the
                        Moving Treasury Average index ("MTA") as listed under "Money Rates" in The Wall Street Journal most recently available as of the first day of the month prior to the month of such Adjustment Date. The Mortgage Rates for the Negative Amortization Loans are generally fixed for the first one to three months following their origination dates (and the related Mortgage Rate during such time period is less than the applicable Index and the related Gross Margin) and then they adjust monthly, but the scheduled payments on the Negative Amortization
                        Loans adjust annually on a date specified in the related mortgage note, subject to the conditions (the "Payment
                        Caps") that (i) the amount of the monthly payment (with the exception of each fifth payment adjustment date or the final payment adjustment date) will not increase or decrease by an amount that is more than 7.50% of the monthly payment prior to the adjustment, (ii) as of the fifth payment adjustment date and on the same day every fifth year thereafter and on the last payment adjustment date, the monthly payment will be recast without regard to the limitation in clause (i) above and (iii) if the unpaid principal balance exceeds a percentage (either
                        110% or 115%, depending on the maximum negative amortization for that Mortgage Loan) of the original principal balance due to Deferred Interest, the monthly payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance of the Negative Amortization Loan over its remaining term to maturity.

                        Since the Mortgage Rates on the Mortgage Loans in Loan Group 1 adjust at a different time than the monthly payments thereon and the Payment Caps may limit the amount by which the monthly payments may adjust, the amount of a monthly payment may be more or less than the amount necessary to fully amortize the principal balance of those Mortgage Loans over its then remaining term at the applicable Mortgage Rate. Accordingly, Mortgage Loans in Loan Group 1 may be subject to reduced amortization (if the monthly payment due on a Due Date is sufficient to pay interest accrued from the preceding Due Date at the applicable Mortgage Rate but is not sufficient to reduce principal in accordance with a fully amortizing schedule); negative amortization (if interest accrued from the preceding Due Date at the applicable Mortgage Rate is greater than the entire monthly payment due on the current Due Date (such excess accrued interest, "Deferred Interest")); or accelerated amortization (if the monthly payment due on a Due Date is greater than the amount necessary to pay interest accrued from the preceding Due Date at the applicable Mortgage Rate and to reduce principal in accordance with a fully amortizing schedule). Any Deferred Interest is added to the principal balance of the applicable Mortgage Loan and, if such Deferred Interest is not offset by subsequent accelerated amortization, it may result in a final lump sum payment at maturity greater than, and potentially substantially greater than, the monthly payment due in the immediately preceding Collection Period.

Banc of America Securities LLC
-------------------------------------------------------------------------------0
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[BANC OF AMERICA SECURITIES LOGO]   Banc of America Funding Corp., 2005-F
                                      Mortgage Pass-Through Certificates
                                          $982,147,000 (approximate)

--------------------------------------------------------------------------------

                       Preliminary Summary of Terms Cont.
                       ----------------------------------

Pay Option ARM's:       The Mortgage Loans in Loan Group 1 are Pay Option ARM's.
                        After an introductory period of either one or three months, the borrower may select from up to four payment options each month: (i) a monthly payment of principal and interest sufficient to fully amortize the mortgage loan based on the remaining scheduled term of the loan,
                        (ii) a monthly payment of principal and interest sufficient to fully amortize the mortgage loan based on a fifteen year amortization term, (iii) an interest only payment that would cover solely the amount of interest that accrued during the previous month (this option is only available if it would exceed the minimum payment option for the month), or (iv) a minimum payment equal to either (a) the initial monthly payment, (b) the monthly payment as of the most recent annual adjustment date, or (c) the monthly payment as of the most recent automatic adjustment, whichever is most recent.

Principal Amount:       The Principal Amount for any Distribution Date and any
                        Loan Group will equal the sum of (a) the principal portion of each Monthly Payment, (b) the Stated
                        Principal Balance, as of the date of repurchase, of each Mortgage Loan in such Loan Group that was repurchased by the Depositor, the Seller or an Originator and the principal portion of any amount allocated to such Loan
                        Group in connection with an optional termination, (c) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan Group received with respect to such Distribution Date, (d) any liquidation proceeds allocable to recoveries of principal of any Mortgage Loans in such Loan Group that are not yet liquidated Mortgage Loans received during the related Collection Period, (e) with respect to each Mortgage Loan in such Loan Group that became a liquidated Mortgage Loan during the related Collection
                        Period, the amount of liquidation proceeds allocable to principal received with respect to such Mortgage Loan during the related Collection Period with respect to such Mortgage Loan and (f) all full and partial principal prepayments on any Mortgage Loans in such Loan
                        Group received during the calendar month preceding the month of such Distribution Date.

Senior Principal        The Senior Principal Distribution Amount for a Loan
Distribution Amount:    Group for any Distribution Date will equal the sum of
                        (i) the Senior Percentage for such Loan Group of all amounts described in clauses (a) through (d) of the definition of "Principal Amount" for such Loan Group and such Distribution Date and (ii) the Senior Prepayment
                        Percentage of the amounts described in clauses (e) and
                        (f) of the definition of "Principal Amount" for such Loan Group and such Distribution Date subject to certain reductions due to losses, after the affect of deferred interest.

Subordinate Principal   The Subordinate Principal Distribution Amount for a Loan
Distribution Amount:    Group for any Distribution Distribution Amount: Date
                        will equal the sum of (i) the Subordinate Percentage for such Loan Group of the amounts described in clauses (a) through (d) of the definition of "Principal Amount" for such Loan Group and such Distribution Date and (ii) the Subordinate Prepayment Percentage for such Loan Group of the amounts described in clauses (e) and (f) of the definition of "Principal Amount" for such Loan Group and such Distribution Date, after the affect of deferred interest.

Banc of America Securities LLC
-------------------------------------------------------------------------------0
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[BANC OF AMERICA SECURITIES LOGO]   Banc of America Funding Corp., 2005-F
                                      Mortgage Pass-Through Certificates
                                          $982,147,000 (approximate)

--------------------------------------------------------------------------------

                       Preliminary Summary of Terms Cont.
                       ----------------------------------

Senior Percentage:      The Senior Percentage for a Loan Group on any
                        Distribution Date will equal (i) the aggregate class balance of the Class A Certificates of the related Group immediately prior to such date, divided by (ii) the aggregate principal balance of such Loan Group for such date.

Subordinate Percentage: The Subordinate Percentage for a Loan Group for any
                        Distribution Date will equal 100% minus the Senior Percentage for such Loan Group for such date.

Principal               The Senior Principal Distribution Amount for Group 1
Distributions:          will generally be allocated first, to the Class 1-A-R
                        Certificates and second, to the Class 1-A-1, Class 1-A-2 and Class 1-A-3 Certificates, pro rata, until their class balances have been reduced to zero.

                        The Senior Principal Distribution Amount for Group 2 will generally be allocated to the Class 2-A-1 and Class 2-A-2 Certificates, pro rata, until their class balance has been reduced to zero.

                        The Senior Principal Distribution Amount for Group 3 will generally be allocated to the Class 3-A-1 and Class 3-A-2 Certificates, pro rata, until their class balance have been reduced to zero.

                        The Senior Principal Distribution Amount for Group 4 will generally be allocated to the Class 4-A-1 and Class 4-A-2 Certificates, pro rata, until their class balance have been reduced to zero.

                        The Senior Principal Distribution Amount for Group 5 will generally be allocated to the Class 5-A-1 and Class 5-A-2 Certificates, pro rata, until their class balance have been reduced to zero.

                        The Senior Principal Distribution Amount for Group 6 will generally be allocated to the Class 6-A-1 and Class 6-A-2 Certificates, pro rata, until their class balance have been reduced to zero.

                        After the class balances of the Class A Certificates of any group within an Aggregate Loan Group have been reduced to zero, certain amounts otherwise payable to the related Subordinate Certificates may be paid to the Class A Certificates of the related Aggregate Loan Group.

Allocation of Net       The senior portion of any Net Deferred Interest
Deferred Interest:      generated by Loan Group 1 will be allocated sequentially
                        based on interest entitlement, beginning with the Class
                        1-X Certificates and then pro rata to all other senior classes within the group.

                        The subordinate portion of any Net Deferred Interest generated by Loan Group 1 will be allocated pro rata between (i) the Class 1-B-1, Class 1-B-2, Class 1-B-3 and Class 1-B-X Certificates and (ii) the Class 1-B-4, Class 1-B-5 Class 1-B-6 Certificates. The subordinate portion of any Net Deferred Interest allocated in clause
                        (i) above will be allocated sequentially based on interest entitlement, beginning with the Class 1-B-X Certificates and then pro rata to the Class 1-B-1, Class 1-B-2 and Class 1-B-3 Certificates. The subordinate portion of any Net Deferred Interest allocated in clause
                        (ii) above will be allocated pro rata based on interest entitlement.

Subordinate Prepayment  The Subordinate Prepayment Percentage for a Loan Group
Percentage:             for any Distribution Date will equal 100% minus the
                        Senior Prepayment Percentage for such Loan Group for such date.

Banc of America Securities LLC
-------------------------------------------------------------------------------0
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[BANC OF AMERICA SECURITIES LOGO]   Banc of America Funding Corp., 2005-F
                                      Mortgage Pass-Through Certificates
                                          $982,147,000 (approximate)

--------------------------------------------------------------------------------

                       Preliminary Summary of Terms Cont.
                       ----------------------------------

Senior Prepayment       For the following Distribution Dates, will be as follows:
Percentage of
Aggregate Loan Group 1  Distribution Date                 Senior Prepayment Percentage
Certificates:           -----------------                 ----------------------------
                        September 2005 through            100%;
                        August 2015

                        September 2015 through            the applicable Senior Percentage plus, 70% of the
                        August 2016                       applicable Subordinate Percentage;

                        September 2016 through            the applicable Senior Percentage plus, 60% of the
                        August 2017                       applicable Subordinate Percentage;

                        September 2017 through            the applicable Senior Percentage plus, 40% of the
                        August 2018                       applicable Subordinate Percentage;

                        September 2018 through            the applicable Senior Percentage plus, 20% of the
                        August 2019                       applicable Subordinate Percentage;

                        September 2019 and thereafter     the applicable Senior Percentage;
                        provided, however,

                        (i) if on any Distribution Date the sum of the class balances of the Class A Certificates of Aggregate Loan Group 1 divided by the aggregate principal balance of the related loan groups (the "Aggregate Senior Percentage") exceeds such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group for such Distribution Date will equal 100%.

                        (ii) if on any Distribution Date prior to the September 2008 Distribution Date, prior to giving effect to any distributions, the percentage equal to the aggregate class balance of the Aggregate Loan Group 1 Subordinate Certificates divided by the aggregate principal balance of the related loan groups (the "Aggregate Subordinate Percentage") is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group for that Distribution Date will equal the applicable Senior Percentage for each Loan Group plus 50% of the Subordinate Percentage for such Loan Group, and

                        (iii) if on any Distribution Date on or after the
                              September 2008 Distribution Date, prior to giving effect to any distributions, the Aggregate Subordinate Percentage is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group for that Distribution Date will equal the Senior Percentage for such Loan Group.

Banc of America Securities LLC
-------------------------------------------------------------------------------0
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[BANC OF AMERICA SECURITIES LOGO]   Banc of America Funding Corp., 2005-F
                                      Mortgage Pass-Through Certificates
                                          $982,147,000 (approximate)

--------------------------------------------------------------------------------

                       Preliminary Summary of Terms Cont.
                       ----------------------------------


Senior Prepayment       For the following Distribution Dates, will be as follows:
Percentage of
Aggregate Loan Group 2  Distribution Date                 Senior Prepayment Percentage
Certificates:           -----------------                 ----------------------------
                        September 2005 through            100%;
                        August 2012

                        September 2012 through            the applicable Senior Percentage, plus 70% of
                        August 2013                       the applicable Subordinate Percentage;

                        September 2013 through            the applicable Senior Percentage, plus 60% of
                        August 2014                       the applicable Subordinate Percentage;

                        September 2014 through            the applicable Senior Percentage, plus 40% of
                        August 2015                       the applicable Subordinate Percentage;

                        September 2015 through            the applicable Senior Percentage, plus 20% of
                        August 2016                       the applicable Subordinate Percentage;

                        September 2016 and thereafter     the applicable Senior Percentage;
                        provided, however,

                        (i) if on any Distribution Date the sum of the class balances of the Class A Certificates of Aggregate Loan Group 2 divided by the aggregate principal balance of the related loan groups (the "Aggregate Senior Percentage") exceeds such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group for such Distribution Date will equal 100%.

                        (ii) if on any Distribution Date prior to the September 2008 Distribution Date, prior to giving effect to any distributions, the percentage equal to the aggregate class balance of the Aggregate Loan Group 2 Subordinate Certificates divided by the aggregate principal balance of the related loan groups (the "Aggregate Subordinate Percentage") is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group for that Distribution Date will equal the applicable Senior Percentage for each Loan Group plus 50% of the Subordinate Percentage for such Loan Group, and

                        (iii) if on any Distribution Date on or after the
                              September 2008 Distribution Date, prior to giving effect to any distributions, the Aggregate Subordinate Percentage is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group for that Distribution Date will equal the Senior Percentage for such Loan Group.

Banc of America Securities LLC
-------------------------------------------------------------------------------0
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[BANC OF AMERICA SECURITIES LOGO]   Banc of America Funding Corp., 2005-F
                                      Mortgage Pass-Through Certificates
                                          $982,147,000 (approximate)

--------------------------------------------------------------------------------

                Preliminary Credit Support for Aggregate Group 1
                ------------------------------------------------

The Aggregate Group 1 Subordinate Certificates provide credit support for the Group 1 Senior Certificates. Additional credit enhancement is provided by the allocation of all principal prepayments to the Class A Certificates, subject to certain exceptions, for the first ten years and the disproportionately greater allocation of prepayments to the Class A Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of the Class A Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first fourteen years.

                 Subordination of Aggregate Group 1 Certificates
                 -----------------------------------------------

                        |             Class A           /\
                        |     Credit Support [9.25%]     |
                        |           Class 1-B-1          |
                        |     Credit Support [6.00%]     |
                        |           Class 1-B-2          |
                        |     Credit Support [4.05%]     |             Order of
Priority of             |           Class 1-B-3          |               Loss
  Payment               |     Credit Support [2.65%]     |            Allocation
                        |           Class 1-B-4          |
                        |     Credit Support [1.45%]     |
                        |           Class 1-B-5          |
                        |     Credit Support [1.00%]     |
                        |           Class 1-B-6          |
                        \/    Credit Support [0.00%]     |


  Preliminary Priority of Distributions for the Aggregate Group 1 Certificates
  ----------------------------------------------------------------------------

Distributions to each Group and the related Subordinate Certificates will be made on each Distribution Date from the Pool Distribution Amount for each Loan Group in the following order of priority:

                      Preliminary Priority of Distributions

        First, to the Class A Certificates of each Group to pay Interest;
                                       |
                                       |
                                       V
       Second, to the Class A Certificates of each Group to pay Principal;
                                       |
                                       |
                                       V
 Third, sequentially, to each class of Subordinate Certificates to pay Interest and Principal in the order of numerical class designations, beginning with Class
            1-B-1 Certificates, until each class balance is zero; and
                                       |
                                       |
                                       V
           Fourth, to the residual certificate, any remaining amounts.

Banc of America Securities LLC
-------------------------------------------------------------------------------0
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[BANC OF AMERICA SECURITIES LOGO]   Banc of America Funding Corp., 2005-F
                                      Mortgage Pass-Through Certificates
                                          $982,147,000 (approximate)

--------------------------------------------------------------------------------

                Preliminary Credit Support for Aggregate Group 2
                ------------------------------------------------

The Aggregate Group 2 Subordinate Certificates are cross-collateralized and provide credit support for the Group 2, Group 3, Group 4, Group 5 and Group 6 Senior Certificates. The outstanding balances of the Aggregate Group 2
Subordinate Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the Mortgage Loans in one Loan Group. In addition, under certain circumstances principal otherwise payable to the Aggregate Group 2 Subordinate Certificates will be paid to the related Class A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments to the Class A Certificates, subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Class A Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of the Class A Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first eleven years.

                 Subordination of Aggregate Group 2 Certificates
                 -----------------------------------------------

                        |            Class A            /\
                        |    Credit Support [5.75%]      |
                        |          Class CB-1            |
                        |    Credit Support [2.90%]      |
                        |          Class CB-2            |
                        |    Credit Support [1.90%]      |             Order of
Priority of             |          Class CB-3            |               Loss
  Payment               |    Credit Support [1.30%]      |            Allocation
                        |          Class CB-4            |
                        |    Credit Support [0.75%]      |
                        |          Class CB-5            |
                        |    Credit Support [0.30%]      |
                        |          Class CB-6            |
                        \/   Credit Support [0.00%]      |


  Preliminary Priority of Distributions for the Aggregate Group 2 Certificates
  ----------------------------------------------------------------------------

Distributions to each Group and the related Subordinate Certificates will be made on each Distribution Date from the Pool Distribution Amount for each Loan Group in the following order of priority:

                      Preliminary Priority of Distributions

       First, to the Class A Certificates of each Group to pay Interest;
                                       |
                                       |
                                       V
      Second, to the Class A Certificates of each Group to pay Principal;
                                       |
                                       |
                                       V
 Third, sequentially, to each class of Subordinate Certificates to pay Interest and Principal in the order of numerical class designations, beginning with Class
            CB-1 Certificates, until each class balance is zero; and
                                       |
                                       |
                                       V
          Fourth, to the residual certificate, any remaining amounts.

Banc of America Securities LLC
-------------------------------------------------------------------------------0
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[BANC OF AMERICA SECURITIES LOGO]   Banc of America Funding Corp., 2005-F
                                      Mortgage Pass-Through Certificates
                                          $982,147,000 (approximate)

--------------------------------------------------------------------------------

                         Group 1 Cap Corridor Schedules

                     Class 1-A-1                 Class 1-A-2                 Class 1-A-3
                  Class         Cap           Class        Cap            Class        Cap
   Date          Balance     Strike (%)      Balance    Strike (%)       Balance    Strike (%)
----------------------------------------------------------------------------------------------
 10/18/05       140,882,938    5.24         46,871,034    5.19          25,332,180    5.14
 11/18/05       138,215,577    5.08         45,983,617    5.03          24,852,562    4.98
 12/18/05       135,596,794    9.24         45,112,361    9.19          24,381,678    9.14
 01/18/06       133,512,715    8.93         44,418,999    8.88          24,006,939    8.83
 02/18/06       131,459,998    8.93         43,736,071    8.88          23,637,840    8.83
 03/18/06       129,438,139    9.92         43,063,408    9.87          23,274,289    9.82
 04/18/06       127,446,639    8.93         42,400,846    8.88          22,916,197    8.83
 05/18/06       125,485,011    9.24         41,748,223    9.19          22,563,477    9.14
 06/18/06       123,552,774    8.93         41,105,377    8.88          22,216,041    8.83
 07/18/06       121,649,456    9.24         40,472,153    9.19          21,873,805    9.14
 08/18/06       119,739,231    8.93         39,836,631    8.88          21,530,327    8.83
 09/18/06       117,857,873    8.93         39,210,713    8.88          21,192,040    8.83
 10/18/06       116,005,063    9.24         38,594,292    9.19          20,858,886    9.14
 11/18/06       114,180,336    8.93         37,987,215    8.88          20,530,782    8.83
 12/18/06       112,383,238    9.24         37,389,330    9.19          20,207,645    9.14
 01/18/07       110,613,322    8.93         36,800,488    8.88          19,889,396    8.83
 02/18/07       108,870,147    8.93         36,220,542    8.88          19,575,956    8.83
 03/18/07       107,153,281    9.92         35,649,350    9.87          19,267,246    9.82
 04/18/07       105,462,299    8.93         35,086,769    8.88          18,963,190    8.83
 05/18/07       103,796,783    9.24         34,532,660    9.19          18,663,714    9.14
 06/18/07       102,156,323    8.93         33,986,887    8.88          18,368,742    8.83
 07/18/07       100,540,515    9.24         33,449,316    9.19          18,078,204    9.14
 08/18/07        98,918,551    8.93         32,909,697    8.88          17,786,558    8.83
 09/18/07        97,321,198    8.93         32,378,266    8.88          17,499,338    8.83
 10/18/07        95,748,184    9.24         31,854,932    9.19          17,216,494    9.14
 11/18/07        94,199,112    8.93         31,339,564    8.88          16,937,955    8.83
 12/18/07        92,673,593    9.24         30,832,031    9.19          16,663,651    9.14
 01/18/08        91,171,245    8.93         30,332,208    8.88          16,393,514    8.83
 02/18/08        89,691,691    8.93         29,839,968    8.88          16,127,475    8.83
 03/18/08        88,234,561    9.57         29,355,188    9.52          15,865,468    9.47
 04/18/08        86,799,493    8.93         28,877,748    8.88          15,607,429    8.83
 05/18/08        85,386,129    9.24         28,407,529    9.19          15,353,291    9.14
 06/18/08        83,994,117    8.93         27,944,414    8.88          15,102,994    8.83
 07/18/08        82,128,730    9.24         27,323,809    9.19          14,767,578    9.14
 08/18/08        80,296,515    8.93         26,714,241    8.88          14,438,127    8.83
 09/18/08        78,498,894    8.93         26,116,181    8.88          14,114,897    8.83
 10/18/08        76,735,226    9.24         25,529,418    9.19          13,797,771    9.14


Banc of America Securities LLC
-------------------------------------------------------------------------------0
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[BANC OF AMERICA SECURITIES LOGO]   Banc of America Funding Corp., 2005-F
                                      Mortgage Pass-Through Certificates
                                          $982,147,000 (approximate)

--------------------------------------------------------------------------------


                     Class 1-A-1                 Class 1-A-2                 Class 1-A-3
                  Class         Cap           Class        Cap            Class        Cap
   Date          Balance     Strike (%)      Balance    Strike (%)       Balance    Strike (%)
----------------------------------------------------------------------------------------------
 11/18/08       75,004,880    8.93          24,953,741    8.88          13,486,638    8.83
 12/18/08       73,307,240    9.24          24,388,945    9.19          13,181,385    9.14
 01/18/09       71,641,698    8.93          23,834,827    8.88          12,881,903    8.83
 02/18/09       70,007,660    8.93          23,291,191    8.88          12,588,087    8.83
 03/18/09       68,404,541    9.92          22,757,842    9.87          12,299,830    9.82
 04/18/09       66,831,768    8.93          22,234,588    8.88          12,017,029    8.83
 05/18/09       65,288,778    9.24          21,721,243    9.19          11,739,584    9.14
 06/18/09       63,775,019    8.93          21,217,623    8.88          11,467,395    8.83
 07/18/09       62,557,751    9.24          20,812,645    9.19          11,248,518    9.14
 08/18/09       61,363,345    8.93          20,415,272    8.88          11,033,751    8.83
 09/18/09       60,191,374    8.93          20,025,363    8.88          10,823,019    8.83
 10/18/09       59,041,421    9.24          19,642,780    9.19          10,616,246    9.14
 11/18/09       57,913,076    8.93          19,267,385    8.88          10,413,358    8.83
 12/18/09       56,805,937    9.24          18,899,045    9.19          10,214,283    9.14
 01/18/10       55,719,607    8.93          18,537,629    8.88          10,018,950    8.83
 02/18/10       54,653,701    8.93          18,183,007    8.88           9,827,289    8.83
 03/18/10       53,607,837    9.92          17,835,054    9.87           9,639,232    9.82
 04/18/10       52,581,642    8.93          17,493,644    8.88           9,454,712    8.83
 05/18/10       51,574,749    9.24          17,158,656    9.19           9,273,663    9.14
 06/18/10       50,586,799    8.93          16,829,970    8.88           9,096,019    8.83
 07/18/10       49,617,439    9.24          16,507,469    9.19           8,921,718    9.14
 08/18/10       48,666,322    8.93          16,191,037    8.88           8,750,698    8.83
 09/18/10       47,733,108    8.93          15,880,561    8.88           8,582,897    8.83
 10/18/10       46,817,464    9.24          15,575,931    9.19           8,418,254    9.14
 11/18/10       45,919,061    8.93          15,277,037    8.88           8,256,713    8.83
 12/18/10       45,037,579    9.24          14,983,773    9.19           8,098,213    9.14
 01/18/11       44,172,702    8.93          14,696,033    8.88           7,942,699    8.83
 02/18/11       43,324,120    8.93          14,413,714    8.88           7,790,116    8.83
 03/18/11       42,491,529    9.92          14,136,715    9.87           7,640,408    9.82
 04/18/11       41,674,631    8.93          13,864,937    8.88           7,493,521    8.83
 05/18/11       40,873,134    9.24          13,598,283    9.19           7,349,404    9.14
 06/18/11       40,086,749    8.93          13,336,657    8.88           7,208,004    8.83
 07/18/11       39,315,196    9.24          13,079,965    9.19           7,069,271    9.14
 08/18/11       38,558,196    8.93          12,828,115    8.88           6,933,154    8.83
 09/18/11       37,815,479    8.93          12,581,017    8.88           6,799,606    8.83
 10/18/11       37,086,778    9.24          12,338,582    9.19           6,668,578    9.14


Banc of America Securities LLC
-------------------------------------------------------------------------------0
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[BANC OF AMERICA SECURITIES LOGO]   Banc of America Funding Corp., 2005-F
                                      Mortgage Pass-Through Certificates
                                          $982,147,000 (approximate)

--------------------------------------------------------------------------------


                     Class 1-A-1                 Class 1-A-2                 Class 1-A-3
                  Class         Cap           Class        Cap            Class        Cap
   Date          Balance     Strike (%)      Balance    Strike (%)       Balance    Strike (%)
----------------------------------------------------------------------------------------------
 11/18/11       36,371,831    8.93          12,100,723    8.88          6,540,024    8.83
 12/18/11       35,670,382    9.24          11,867,354    9.19          6,413,896    9.14
 01/18/12       34,982,178    8.93          11,638,392    8.88          6,290,150    8.83
 02/18/12       34,306,972    8.93          11,413,754    8.88          6,168,741    8.83
 03/18/12       33,644,522    9.57          11,193,361    9.52          6,049,626    9.47
 04/18/12       32,994,588    8.93          10,977,131    8.88          5,932,761    8.83
 05/18/12       32,356,938    9.24          10,764,988    9.19          5,818,105    9.14
 06/18/12       31,731,342    8.93          10,556,856    8.88          5,705,617    8.83
 07/18/12       31,117,575    9.24          10,352,658    9.19          5,595,255    9.14
 08/18/12       30,515,415    8.93          10,152,323    8.88          5,486,981    8.83
 09/18/12       29,924,646    8.93           9,955,777    8.88          5,380,755    8.83
 10/18/12       29,345,055    9.24           9,762,950    9.19          5,276,538    9.14
 11/18/12       28,776,432    8.93           9,573,772    8.88          5,174,294    8.83
 12/18/12       28,218,573    9.24           9,388,175    9.19          5,073,985    9.14
 01/18/13       27,671,276    8.93           9,206,092    8.88          4,975,576    8.83
 02/18/13       27,134,345    8.93           9,027,458    8.88          4,879,030    8.83
 03/18/13       26,607,584    9.92           8,852,208    9.87          4,784,313    9.82
 04/18/13       26,090,805    8.93           8,680,278    8.88          4,691,391    8.83
 05/18/13       25,583,819    9.24           8,511,606    9.19          4,600,230    9.14
 06/18/13       25,086,444    8.93           8,346,132    8.88          4,510,797    8.83
 07/18/13       24,598,501    9.24           8,183,796    9.19          4,423,060    9.14
 08/18/13       24,119,811    8.93           8,024,538    8.88          4,336,987    8.83
 09/18/13       23,650,204    8.93           7,868,302    8.88          4,252,546    8.83
 10/18/13       23,189,507    9.24           7,715,031    9.19          4,169,708    9.14
 11/18/13       22,737,555    8.93           7,564,668    8.88          4,088,443    8.83
 12/18/13       22,294,183    9.24           7,417,161    9.19          4,008,720    9.14
 01/18/14       21,859,232    8.93           7,272,455    8.88          3,930,511    8.83
 02/18/14       21,432,542    8.93           7,130,497    8.88          3,853,788    8.83
 03/18/14       21,013,960    9.92           6,991,237    9.87          3,778,523    9.82
 04/18/14       20,603,334    8.93           6,854,624    8.88          3,704,688    8.83
 05/18/14       20,200,515    9.24           6,720,608    9.19          3,632,257    9.14
 06/18/14       19,805,355    8.93           6,589,141    8.88          3,561,204    8.83
 07/18/14       19,417,712    9.24           6,460,174    9.19          3,491,501    9.14
 08/18/14       19,037,445    8.93           6,333,661    8.88          3,423,126    8.83
 09/18/14       18,664,415    8.93           6,209,556    8.88          3,356,051    8.83
 10/18/14       18,298,487    9.24           6,087,813    9.19          3,290,253    9.14


Banc of America Securities LLC
-------------------------------------------------------------------------------0
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[BANC OF AMERICA SECURITIES LOGO]   Banc of America Funding Corp., 2005-F
                                      Mortgage Pass-Through Certificates
                                          $982,147,000 (approximate)

--------------------------------------------------------------------------------


                     Class 1-A-1                 Class 1-A-2                 Class 1-A-3
                  Class         Cap           Class        Cap            Class        Cap
   Date          Balance     Strike (%)      Balance    Strike (%)       Balance    Strike (%)
----------------------------------------------------------------------------------------------
 11/18/14       17,939,528    8.93           5,968,389    8.88          3,225,709    8.83
 12/18/14       17,587,406    9.24           5,851,240    9.19          3,162,394    9.14
 01/18/15       17,241,994    8.93           5,736,323    8.88          3,100,285    8.83
 02/18/15       16,903,166    8.93           5,623,597    8.88          3,039,360    8.83
 03/18/15       16,570,797    9.92           5,513,020    9.87          2,979,597    9.82
 04/18/15       16,244,767    8.93           5,404,551    8.88          2,920,974    8.83
 05/18/15       15,924,957    9.24           5,298,152    9.19          2,863,469    9.14
 06/18/15       15,611,251    8.93           5,193,783    8.88          2,807,061    8.83
 07/18/15       15,303,532    9.24           5,091,407    9.19          2,751,730    9.14
 08/18/15       15,001,690    8.93           4,990,986    8.88          2,697,456    8.83
 09/18/15       14,705,613    8.93           4,892,482    8.88          2,644,218    8.83
 10/18/15       14,415,193    9.24           4,795,861    9.19          2,591,998    9.14
 11/18/15       14,130,324    8.93           4,701,087    8.88          2,540,776    8.83
 12/18/15       13,850,902    9.24           4,608,124    9.19          2,490,533    9.14
 01/18/16       13,576,824    8.93           4,516,940    8.88          2,441,251    8.83
 02/18/16       13,307,990    8.93           4,427,500    8.88          2,392,911    8.83
 03/18/16       13,044,301    9.57           4,339,772    9.52          2,345,497    9.47


Banc of America Securities LLC
-------------------------------------------------------------------------------0
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[BANC OF AMERICA SECURITIES LOGO]   Banc of America Funding Corp., 2005-F
                                      Mortgage Pass-Through Certificates
                                          $982,147,000 (approximate)

--------------------------------------------------------------------------------


                    Class 1-B-1               Class 1-B-2               Class 1-B-3
                  Class       Cap           Class      Cap            Class       Cap
   Date          Balance    Strike (%)     Balance   Strike (%)      Balance    Strike (%)
------------------------------------------------------------------------------------------
 10/18/05       7,788,765    4.94         4,674,257    4.64          3,355,007    3.79
 11/18/05       7,788,698    4.78         4,674,217    4.48          3,354,978    3.63
 12/18/05       7,788,698    8.94         4,674,217    8.64          3,354,978    7.79
 01/18/06       7,788,698    8.63         4,674,217    8.33          3,354,978    7.48
 02/18/06       7,788,698    8.63         4,674,217    8.33          3,354,978    7.48
 03/18/06       7,788,698    9.62         4,674,217    9.32          3,354,978    8.47
 04/18/06       7,788,698    8.63         4,674,217    8.33          3,354,978    7.48
 05/18/06       7,788,698    8.94         4,674,217    8.64          3,354,978    7.79
 06/18/06       7,788,698    8.63         4,674,217    8.33          3,354,978    7.48
 07/18/06       7,788,698    8.94         4,674,217    8.64          3,354,978    7.79
 08/18/06       7,788,698    8.63         4,674,217    8.33          3,354,978    7.48
 09/18/06       7,788,698    8.63         4,674,217    8.33          3,354,978    7.48
 10/18/06       7,788,698    8.94         4,674,217    8.64          3,354,978    7.79
 11/18/06       7,788,698    8.63         4,674,217    8.33          3,354,978    7.48
 12/18/06       7,788,698    8.94         4,674,217    8.64          3,354,978    7.79
 01/18/07       7,788,698    8.63         4,674,217    8.33          3,354,978    7.48
 02/18/07       7,788,698    8.63         4,674,217    8.33          3,354,978    7.48
 03/18/07       7,788,698    9.62         4,674,217    9.32          3,354,978    8.47
 04/18/07       7,788,698    8.63         4,674,217    8.33          3,354,978    7.48
 05/18/07       7,788,698    8.94         4,674,217    8.64          3,354,978    7.79
 06/18/07       7,788,698    8.63         4,674,217    8.33          3,354,978    7.48
 07/18/07       7,788,698    8.94         4,674,217    8.64          3,354,978    7.79
 08/18/07       7,788,698    8.63         4,674,217    8.33          3,354,978    7.48
 09/18/07       7,788,698    8.63         4,674,217    8.33          3,354,978    7.48
 10/18/07       7,788,698    8.94         4,674,217    8.64          3,354,978    7.79
 11/18/07       7,788,698    8.63         4,674,217    8.33          3,354,978    7.48
 12/18/07       7,788,698    8.94         4,674,217    8.64          3,354,978    7.79
 01/18/08       7,788,698    8.63         4,674,217    8.33          3,354,978    7.48
 02/18/08       7,788,698    8.63         4,674,217    8.33          3,354,978    7.48
 03/18/08       7,788,698    9.27         4,674,217    8.97          3,354,978    8.12
 04/18/08       7,788,698    8.63         4,674,217    8.33          3,354,978    7.48
 05/18/08       7,788,698    8.94         4,674,217    8.64          3,354,978    7.79
 06/18/08       7,788,698    8.63         4,674,217    8.33          3,354,978    7.48
 07/18/08       7,783,987    8.94         4,671,389    8.64          3,352,949    7.79
 08/18/08       7,779,216    8.63         4,668,527    8.33          3,350,894    7.48
 09/18/08       7,774,407    8.63         4,665,640    8.33          3,348,822    7.48
 10/18/08       7,769,557    8.94         4,662,730    8.64          3,346,733    7.79


Banc of America Securities LLC
-------------------------------------------------------------------------------0
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[BANC OF AMERICA SECURITIES LOGO]   Banc of America Funding Corp., 2005-F
                                      Mortgage Pass-Through Certificates
                                          $982,147,000 (approximate)

--------------------------------------------------------------------------------


                     Class 1-B-1              Class 1-B-2                Class 1-B-3
                  Class      Cap            Class      Cap             Class        Cap
   Date          Balance   Strike (%)      Balance   Strike (%)       Balance    Strike (%)
-------------------------------------------------------------------------------------------
 11/18/08       7,764,667    8.63         4,659,795    8.33          3,344,626    7.48
 12/18/08       7,759,736    8.94         4,656,836    8.64          3,342,503    7.79
 01/18/09       7,754,765    8.63         4,653,852    8.33          3,340,361    7.48
 02/18/09       7,749,752    8.63         4,650,844    8.33          3,338,202    7.48
 03/18/09       7,744,698    9.62         4,647,811    9.32          3,336,025    8.47
 04/18/09       7,739,601    8.63         4,644,752    8.33          3,333,830    7.48
 05/18/09       7,734,463    8.94         4,641,669    8.64          3,331,616    7.79
 06/18/09       7,729,282    8.63         4,638,559    8.33          3,329,384    7.48
 07/18/09       7,581,754    8.94         4,550,024    8.64          3,265,837    7.79
 08/18/09       7,436,996    8.63         4,463,151    8.33          3,203,483    7.48
 09/18/09       7,294,958    8.63         4,377,909    8.33          3,142,300    7.48
 10/18/09       7,155,588    8.94         4,294,270    8.64          3,082,266    7.79
 11/18/09       7,018,837    8.63         4,212,202    8.33          3,023,361    7.48
 12/18/09       6,884,656    8.94         4,131,676    8.64          2,965,562    7.79
 01/18/10       6,752,998    8.63         4,052,664    8.33          2,908,850    7.48
 02/18/10       6,623,814    8.63         3,975,137    8.33          2,853,205    7.48
 03/18/10       6,497,059    9.62         3,899,068    9.32          2,798,605    8.47
 04/18/10       6,372,688    8.63         3,824,430    8.33          2,745,032    7.48
 05/18/10       6,250,657    8.94         3,751,195    8.64          2,692,467    7.79
 06/18/10       6,130,921    8.63         3,679,338    8.33          2,640,891    7.48
 07/18/10       6,013,439    8.94         3,608,834    8.64          2,590,286    7.79
 08/18/10       5,898,167    8.63         3,539,656    8.33          2,540,633    7.48
 09/18/10       5,785,065    8.63         3,471,780    8.33          2,491,914    7.48
 10/18/10       5,674,093    8.94         3,405,183    8.64          2,444,113    7.79
 11/18/10       5,565,210    8.63         3,339,839    8.33          2,397,211    7.48
 12/18/10       5,458,378    8.94         3,275,726    8.64          2,351,194    7.79
 01/18/11       5,353,558    8.63         3,212,821    8.33          2,306,043    7.48
 02/18/11       5,250,713    8.63         3,151,101    8.33          2,261,742    7.48
 03/18/11       5,149,806    9.62         3,090,544    9.32          2,218,277    8.47
 04/18/11       5,050,802    8.63         3,031,128    8.33          2,175,630    7.48
 05/18/11       4,953,663    8.94         2,972,833    8.64          2,133,788    7.79
 06/18/11       4,858,357    8.63         2,915,636    8.33          2,092,735    7.48
 07/18/11       4,764,847    8.94         2,859,519    8.64          2,052,456    7.79
 08/18/11       4,673,102    8.63         2,804,460    8.33          2,012,936    7.48
 09/18/11       4,583,087    8.63         2,750,440    8.33          1,974,163    7.48
 10/18/11       4,494,772    8.94         2,697,439    8.64          1,936,121    7.79


Banc of America Securities LLC
-------------------------------------------------------------------------------0
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[BANC OF AMERICA SECURITIES LOGO]   Banc of America Funding Corp., 2005-F
                                      Mortgage Pass-Through Certificates
                                          $982,147,000 (approximate)

--------------------------------------------------------------------------------


                     Class 1-B-1              Class 1-B-2                Class 1-B-3
                  Class      Cap            Class      Cap             Class        Cap
   Date          Balance   Strike (%)      Balance   Strike (%)       Balance    Strike (%)
-------------------------------------------------------------------------------------------
 11/18/11       4,408,123    8.63         2,645,439    8.33          1,898,797    7.48
 12/18/11       4,323,110    8.94         2,594,420    8.64          1,862,178    7.79
 01/18/12       4,239,703    8.63         2,544,365    8.33          1,826,250    7.48
 02/18/12       4,157,870    8.63         2,495,255    8.33          1,791,001    7.48
 03/18/12       4,077,584    9.27         2,447,073    8.97          1,756,417    8.12
 04/18/12       3,998,814    8.63         2,399,801    8.33          1,722,487    7.48
 05/18/12       3,921,534    8.94         2,353,423    8.64          1,689,199    7.79
 06/18/12       3,845,714    8.63         2,307,921    8.33          1,656,539    7.48
 07/18/12       3,771,328    8.94         2,263,280    8.64          1,624,498    7.79
 08/18/12       3,698,348    8.63         2,219,483    8.33          1,593,062    7.48
 09/18/12       3,626,750    8.63         2,176,514    8.33          1,562,221    7.48
 10/18/12       3,556,505    8.94         2,134,359    8.64          1,531,963    7.79
 11/18/12       3,487,590    8.63         2,093,001    8.33          1,502,278    7.48
 12/18/12       3,419,980    8.94         2,052,426    8.64          1,473,155    7.79
 01/18/13       3,353,650    8.63         2,012,620    8.33          1,444,583    7.48
 02/18/13       3,288,576    8.63         1,973,567    8.33          1,416,553    7.48
 03/18/13       3,224,735    9.62         1,935,254    9.32          1,389,053    8.47
 04/18/13       3,162,103    8.63         1,897,667    8.33          1,362,074    7.48
 05/18/13       3,100,658    8.94         1,860,792    8.64          1,335,607    7.79
 06/18/13       3,040,379    8.63         1,824,617    8.33          1,309,642    7.48
 07/18/13       2,981,242    8.94         1,789,127    8.64          1,284,168    7.79
 08/18/13       2,923,226    8.63         1,754,310    8.33          1,259,178    7.48
 09/18/13       2,866,312    8.63         1,720,154    8.33          1,234,662    7.48
 10/18/13       2,810,477    8.94         1,686,646    8.64          1,210,612    7.79
 11/18/13       2,755,702    8.63         1,653,774    8.33          1,187,017    7.48
 12/18/13       2,701,967    8.94         1,621,527    8.64          1,163,871    7.79
 01/18/14       2,649,253    8.63         1,589,891    8.33          1,141,164    7.48
 02/18/14       2,597,540    8.63         1,558,857    8.33          1,118,889    7.48
 03/18/14       2,546,809    9.62         1,528,412    9.32          1,097,037    8.47
 04/18/14       2,497,043    8.63         1,498,546    8.33          1,075,600    7.48
 05/18/14       2,448,223    8.94         1,469,247    8.64          1,054,571    7.79
 06/18/14       2,400,331    8.63         1,440,506    8.33          1,033,942    7.48
 07/18/14       2,353,350    8.94         1,412,312    8.64          1,013,705    7.79
 08/18/14       2,307,264    8.63         1,384,654    8.33            993,853    7.48
 09/18/14       2,262,054    8.63         1,357,522    8.33            974,379    7.48
 10/18/14       2,217,705    8.94         1,330,907    8.64            955,275    7.79


Banc of America Securities LLC
-------------------------------------------------------------------------------0
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[BANC OF AMERICA SECURITIES LOGO]   Banc of America Funding Corp., 2005-F
                                      Mortgage Pass-Through Certificates
                                          $982,147,000 (approximate)

--------------------------------------------------------------------------------


                     Class 1-B-1              Class 1-B-2                Class 1-B-3
                  Class      Cap            Class      Cap             Class      Cap
   Date          Balance   Strike (%)      Balance   Strike (%)       Balance   Strike (%)
------------------------------------------------------------------------------------------
 11/18/14       2,174,200    8.63         1,304,799    8.33           936,536    7.48
 12/18/14       2,131,525    8.94         1,279,188    8.64           918,153    7.79
 01/18/15       2,089,662    8.63         1,254,065    8.33           900,121    7.48
 02/18/15       2,048,597    8.63         1,229,421    8.33           882,432    7.48
 03/18/15       2,008,316    9.62         1,205,247    9.32           865,081    8.47
 04/18/15       1,968,802    8.63         1,181,533    8.33           848,061    7.48
 05/18/15       1,930,042    8.94         1,158,273    8.64           831,365    7.79
 06/18/15       1,892,022    8.63         1,135,456    8.33           814,988    7.48
 07/18/15       1,854,728    8.94         1,113,074    8.64           798,923    7.79
 08/18/15       1,818,146    8.63         1,091,120    8.33           783,165    7.48
 09/18/15       1,782,262    8.63         1,069,586    8.33           767,709    7.48
 10/18/15       1,747,065    8.94         1,048,463    8.64           752,547    7.79
 11/18/15       1,712,540    8.63         1,027,743    8.33           737,676    7.48
 12/18/15       1,678,675    8.94         1,007,420    8.64           723,088    7.79
 01/18/16       1,645,458    8.63           987,485    8.33           708,780    7.48
 02/18/16       1,612,876    8.63           967,932    8.33           694,746    7.48
 03/18/16       1,580,918    9.27           948,753    8.97           680,980    8.12


Banc of America Securities LLC
-------------------------------------------------------------------------------0
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

                        [BANC OF AMERICA SECURITIES LOGO]

--------------------------------------------------------------------------------

                 MBS New Issue Term Sheet - Collateral Appendix

                       Banc of America Funding Corporation
                                    Depositor

                          Banc of America 2005-F Trust
                                     Issuer

                Mortgage Pass-Through Certificates, Series 2005-F
                           $982,147,000 (approximate)

                                 August 15, 2005

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

[BANC OF AMERICA                       Banc of America Funding Corporation
SECURITIES LOGO]                Mortgage Pass-Through Certificates Series 2005-F
                                            $982,147,000 (approximate)

--------------------------------------------------------------------------------

                           Group 1 Collateral Summary
                           --------------------------

Description of The Mortgage Loans
---------------------------------

The Group 1 Mortgage Loans consist of One-Month MTA Option ARM Loans: fully amortizing, one-to-four family, first lien mortgage loans. The Group 1 Mortgage Loans have a teaser rate for one to three months and thereafter the Mortgage Loans have a variable interest rate. The Group 1 Mortgage Loans have the option of negatively amortizing as a result of the difference between the payment reset frequency and the rate reset frequency for these loans. In addition, subject to certain circumstances, the monthly payment on any given payment reset date will not exceed the Payment Cap of 7.5%. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 9.950% to 10.950%. The effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Of the Group 1 Mortgage Loans, all loans have a prepayment fee as of the date of origination.

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.

                                           Collateral
                                             Summary      Range (if applicable)
                                             -------      ---------------------

Total Outstanding Loan Balance           $ 240,171,163

Total Number of Loans                              512

Average Loan Principal Balance                 469,084    $42,183 to $1,999,251

WA Gross Coupon                                  1.894%         1.000% to 6.875%

WA FICO                                            707               602 to 809

WA Original Term                            360 months

WA Remaining Term                           358 months        356 to 359 months

WA OLTV                                          75.04%         18.44% to 95.00%

WA Months to First Rate Adjustment Date        1 month            1 to 2 months

WA Gross Margin                                  3.110%         1.400% to 4.775%

WA Rate Ceiling                                  9.954%        9.950% to 10.950%

Geographic Concentration of Mortgaged        CA  72.30%
Properties (Top 5 States) based on           FL  12.98%
the Aggregate Stated Principal Balance       AZ   3.17%
                                             NV   3.02%
                                             HI   1.62%

Banc of America Securities LLC
-------------------------------------------------------------------------------0
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[BANC OF AMERICA                       Banc of America Funding Corporation
SECURITIES LOGO]                Mortgage Pass-Through Certificates Series 2005-F
                                            $982,147,000 (approximate)

--------------------------------------------------------------------------------

       Occupancy of Mortgaged Properties of the Group 1 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
    Occupancy                       Loans       Cut-off Date        Balance
    ----------------------------------------------------------------------------
    Primary Residence                   326    $162,201,493.11            67.54%
    Investor Property                   154      63,214,117.31            26.32
    Second Home                          32      14,755,552.93             6.14
    ----------------------------------------------------------------------------
    Total:                              512    $240,171,163.35           100.00%
    ----------------------------------------------------------------------------

(1)   Based  solely  on   representations  of  the  mortgagor  at  the  time  of
      origination of the related Mortgage Loan.


                  Property Types of the Group 1 Mortgage Loans

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
    Property Type                   Loans       Cut-off Date        Balance
    ----------------------------------------------------------------------------
    Single Family                       265    $128,304,259.56            53.42%
    PUD                                 117      52,477,596.39            21.85
    Condominium                          84      35,537,681.47            14.80
    2-Family                             26      13,195,500.44             5.49
    4-Family                             13       6,456,150.05             2.69
    3-Family                              7       4,199,975.44             1.75
    ----------------------------------------------------------------------------
    Total:                              512    $240,171,163.35           100.00%
    ----------------------------------------------------------------------------

               Mortgage Loan Purpose of the Group 1 Mortgage Loans

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
    Purpose                         Loans       Cut-off Date        Balance
    ----------------------------------------------------------------------------
    Purchase                            260    $119,061,594.89            49.57%
    Refinance-Cashout                   186      89,927,627.99            37.44
    Refinance-Rate/Term                  66      31,181,940.47            12.98
    ----------------------------------------------------------------------------
    Total:                              512    $240,171,163.35           100.00%
    ----------------------------------------------------------------------------

Banc of America Securities LLC
-------------------------------------------------------------------------------0
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[BANC OF AMERICA                       Banc of America Funding Corporation
SECURITIES LOGO]                Mortgage Pass-Through Certificates Series 2005-F
                                            $982,147,000 (approximate)

--------------------------------------------------------------------------------

              Geographical Distribution of the Mortgage Properties
                        of the Group 1 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
    Geographic Area                 Loans       Cut-off Date        Balance
    ----------------------------------------------------------------------------
    California                          336    $173,648,937.95            72.30%
    Florida                              70      31,172,166.63            12.98
    Arizona                              25       7,602,549.01             3.17
    Nevada                               25       7,254,000.07             3.02
    Hawaii                                2       3,887,703.16             1.62
    Massachusetts                         8       3,029,825.16             1.26
    Washington                            8       2,316,447.82             0.96
    Colorado                              5       2,097,337.60             0.87
    Virginia                              3       1,281,319.72             0.53
    Michigan                              2       1,000,272.30             0.42
    Idaho                                 4         942,106.85             0.39
    Connecticut                           3         917,031.83             0.38
    New Jersey                            1         645,871.50             0.27
    Oregon                                3         642,129.60             0.27
    Maryland                              2         591,255.39             0.25
    South Carolina                        1         519,682.07             0.22
    North Carolina                        2         444,179.51             0.18
    Pennsylvania                          1         398,032.51             0.17
    Wyoming                               1         371,617.94             0.15
    Texas                                 2         350,280.58             0.15
    Utah                                  2         340,183.67             0.14
    Louisiana                             2         325,275.25             0.14
    New Hampshire                         1         127,457.07             0.05
    Montana                               1         123,472.10             0.05
    Ohio                                  1          99,844.82             0.04
    Indiana                               1          42,183.24             0.02
    ----------------------------------------------------------------------------
    Total:                              512    $240,171,163.35           100.00%
    ----------------------------------------------------------------------------

(1) As of the Cut-off Date, no more than approximately 1.62% of the Group 1 Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

Banc of America Securities LLC
-------------------------------------------------------------------------------0
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[BANC OF AMERICA                       Banc of America Funding Corporation
SECURITIES LOGO]                Mortgage Pass-Through Certificates Series 2005-F
                                            $982,147,000 (approximate)

--------------------------------------------------------------------------------

   Current Mortgage Loan Principal Balances of the Group 1 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
    Current Mortgage Loan         Mortgage     Balance as of     Pool Principal
    Principal Balances ($)          Loans       Cut-off Date        Balance
    ----------------------------------------------------------------------------
    0.01 - 50,000.00                      1         $42,183.24             0.02%
    50,000.01 - 100,000.00                7         562,642.90             0.23
    100,000.01 - 150,000.00              19       2,536,906.38             1.06
    150,000.01 - 200,000.00              35       6,134,980.78             2.55
    200,000.01 - 250,000.00              24       5,414,858.56             2.25
    250,000.01 - 300,000.00              29       7,968,532.95             3.32
    300,000.01 - 350,000.00              36      11,695,755.45             4.87
    350,000.01 - 400,000.00              87      32,870,558.86            13.69
    400,000.01 - 450,000.00              50      21,293,824.09             8.87
    450,000.01 - 500,000.00              52      24,540,961.95            10.22
    500,000.01 - 550,000.00              35      18,184,350.98             7.57
    550,000.01 - 600,000.00              29      16,731,910.43             6.97
    600,000.01 - 650,000.00              35      22,147,919.87             9.22
    650,000.01 - 700,000.00               9       6,128,155.30             2.55
    700,000.01 - 750,000.00              11       8,011,155.23             3.34
    750,000.01 - 800,000.00               6       4,631,665.25             1.93
    800,000.01 - 850,000.00               9       7,386,086.74             3.08
    850,000.01 - 900,000.00               7       6,151,455.08             2.56
    900,000.01 - 950,000.00               4       3,693,516.43             1.54
    950,000.01 - 1,000,000.00             9       8,960,829.44             3.73
    1,000,000.01 - 1,500,000.00          14      17,748,485.04             7.39
    1,500,000.01 - 2,000,000.00           4       7,334,428.40             3.05
    ----------------------------------------------------------------------------
    Total:                              512    $240,171,163.35           100.00%
    ----------------------------------------------------------------------------

(1) As of the Cut-off Date, the average outstanding principal balance of the Group 1 Mortgage Loans is expected to be approximately $469,084.

Banc of America Securities LLC
-------------------------------------------------------------------------------0
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[BANC OF AMERICA                       Banc of America Funding Corporation
SECURITIES LOGO]                Mortgage Pass-Through Certificates Series 2005-F
                                            $982,147,000 (approximate)

--------------------------------------------------------------------------------

         Original Loan-To-Value Ratios of the Group 1 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
    Original Loan-To-Value        Mortgage     Balance as of     Pool Principal
    Ratios (%)                      Loans       Cut-off Date        Balance
    ----------------------------------------------------------------------------
    15.01 - 20.00                         1        $450,103.85             0.19%
    35.01 - 40.00                         2         945,653.99             0.39
    40.01 - 45.00                         7       3,229,599.65             1.34
    45.01 - 50.00                         4       2,353,415.22             0.98
    50.01 - 55.00                         7       4,619,953.84             1.92
    55.01 - 60.00                         7       3,820,639.24             1.59
    60.01 - 65.00                        20      12,537,999.90             5.22
    65.01 - 70.00                        46      28,539,830.98            11.88
    70.01 - 75.00                        85      48,060,487.28            20.01
    75.01 - 80.00                       294     121,619,235.14            50.64
    85.01 - 90.00                        31      10,936,971.08             4.55
    90.01 - 95.00                         8       3,057,273.18             1.27
    ----------------------------------------------------------------------------
    Total:                              512    $240,171,163.35           100.00%
    ----------------------------------------------------------------------------

(1) As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 1 Mortgage Loans is expected to be approximately 75.04%.

        Current Mortgage Interest Rates of the Group 1 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
    Current Mortgage Interest     Mortgage     Balance as of     Pool Principal
    Rates (%)                       Loans       Cut-off Date        Balance
    ----------------------------------------------------------------------------
    less than 3.000                     434    $203,570,298.47            84.76%
    3.001 - 3.250                         5       1,570,582.88             0.65
    3.251 - 3.500                         4       1,044,299.08             0.43
    4.001 - 4.250                         1          42,183.24             0.02
    4.501 - 4.750                         1         999,188.82             0.42
    5.001 - 5.250                        11       6,191,086.23             2.58
    5.251 - 5.500                        26      15,188,605.72             6.32
    5.501 - 5.750                        13       5,065,049.57             2.11
    5.751 - 6.000                        12       4,516,630.90             1.88
    6.001 - 6.250                         1         360,431.02             0.15
    6.251 - 6.500                         3       1,420,105.58             0.59
    6.751 - 7.000                         1         202,701.84             0.08
    ----------------------------------------------------------------------------
    Total:                              512    $240,171,163.35           100.00%
    ----------------------------------------------------------------------------

(1) As of the Cut-off Date, the weighted average Current Mortgage Interest Rate of the Group 1 Mortgage Loans is expected to be approximately 1.894% per annum.

Banc of America Securities LLC
-------------------------------------------------------------------------------0
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[BANC OF AMERICA                       Banc of America Funding Corporation
SECURITIES LOGO]                Mortgage Pass-Through Certificates Series 2005-F
                                            $982,147,000 (approximate)

--------------------------------------------------------------------------------

                 Gross Margins of the Group 1 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
    Gross Margin (%)                Loans       Cut-off Date        Balance
    ----------------------------------------------------------------------------
    1.251 - 1.500                         1        $927,885.11             0.39%
    2.251 - 2.500                        14       4,543,317.93             1.89
    2.501 - 2.750                        45      25,877,973.67            10.77
    2.751 - 3.000                       138      70,214,949.83            29.24
    3.001 - 3.250                        92      46,142,055.14            19.21
    3.251 - 3.500                       153      66,146,250.30            27.54
    3.501 - 3.750                        22      10,143,011.16             4.22
    3.751 - 4.000                        22       8,315,877.13             3.46
    4.001 - 4.250                        19       5,961,256.82             2.48
    4.251 - 4.500                         4       1,435,362.82             0.60
    4.501 - 4.750                         1         314,957.14             0.13
    4.751 - 5.000                         1         148,266.30             0.06
    ----------------------------------------------------------------------------
    Total:                              512    $240,171,163.35           100.00%
    ----------------------------------------------------------------------------

(1) As of the Cut-off Date, the weighted average Gross Margin of the Group 1 Mortgage Loans is expected to be approximately 3.110% per annum.

                 Rate Ceilings of the Group 1 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
    Rate Ceilings (%)               Loans       Cut-off Date        Balance
    ----------------------------------------------------------------------------
    9.751 - 10.000                      508    $238,368,731.13            99.25%
    10.251 - 10.500                       3       1,218,976.05             0.51
    10.751 - 11.000                       1         583,456.17             0.24
    ----------------------------------------------------------------------------
    Total:                              512    $240,171,163.35           100.00%
    ----------------------------------------------------------------------------

(1) As of the Cut-off Date, the weighted average Rate Ceiling of the Group 1 Mortgage Loans is expected to be approximately 9.954% per annum.

Banc of America Securities LLC
-------------------------------------------------------------------------------0
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[BANC OF AMERICA                       Banc of America Funding Corporation
SECURITIES LOGO]                Mortgage Pass-Through Certificates Series 2005-F
                                            $982,147,000 (approximate)

--------------------------------------------------------------------------------

          First Rate Adjustment Date of the Group 1 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
    First Rate                    Mortgage     Balance as of     Pool Principal
    Adjustment Date                 Loans       Cut-off Date        Balance
    ----------------------------------------------------------------------------
    May 1, 2005                           2        $861,439.33             0.36%
    June 1, 2005                         65      32,417,761.76            13.50
    July 1, 2005                        364     177,531,483.15            73.92
    August 1, 2005                       32      10,352,496.60             4.31
    September 1, 2005                    43      18,008,502.85             7.50
    October 1, 2005                       6         999,479.66             0.42
    ----------------------------------------------------------------------------
    Total:                              512    $240,171,163.35           100.00%
    ----------------------------------------------------------------------------

(1) As of the Cut-off Date, the weighted average number of months to the First Rate Adjustment Date for the Group 1 Mortgage Loans is expected to be approximately 1 month.

                Remaining Terms of the Group 1 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
    Remaining Term (Months)         Loans       Cut-off Date        Balance
    ----------------------------------------------------------------------------
    341 - 360                           512    $240,171,163.35           100.00%
    ----------------------------------------------------------------------------
    Total:                              512    $240,171,163.35           100.00%
    ----------------------------------------------------------------------------

(1) As of the Cut-off Date, the weighted average remaining term to stated maturity of the Group 1 Mortgage Loans is expected to be approximately 358 months.

         Credit Scoring of Mortgagors of the Group 1 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
    Credit Scores                   Loans       Cut-off Date        Balance
    ----------------------------------------------------------------------------
    801 - 850                             9      $3,274,704.95             1.36%
    751 - 800                            91      46,228,593.14            19.25
    701 - 750                           156      71,995,459.09            29.98
    651 - 700                           209      96,324,624.07            40.11
    601 - 650                            47      22,347,782.10             9.30
    ----------------------------------------------------------------------------
    Total:                              512    $240,171,163.35           100.00%
    ----------------------------------------------------------------------------

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC
-------------------------------------------------------------------------------0
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[BANC OF AMERICA                       Banc of America Funding Corporation
SECURITIES LOGO]                Mortgage Pass-Through Certificates Series 2005-F
                                            $982,147,000 (approximate)

--------------------------------------------------------------------------------

               Prepayment Terms of the Group 1 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
    Prepayment Term                 Loans       Cut-off Date        Balance
    ----------------------------------------------------------------------------
    12                                  512    $240,171,163.35           100.00%
    ----------------------------------------------------------------------------
    Total:                              512    $240,171,163.35           100.00%
    ----------------------------------------------------------------------------

(1) As of the Cut-Off Date, 100.00% of the loans in the Group have a Prepayment Penalty

Banc of America Securities LLC
-------------------------------------------------------------------------------0
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[BANC OF AMERICA                       Banc of America Funding Corporation
SECURITIES LOGO]                Mortgage Pass-Through Certificates Series 2005-F
                                            $982,147,000 (approximate)

--------------------------------------------------------------------------------

                           Group 2 Collateral Summary
                           --------------------------

Description of The Mortgage Loans
---------------------------------

The Group 2 Mortgage Loans consist of 3/1 Hybrid ARM Residential Mortgage Loans: fully amortizing, one-to-four family, first lien mortgage loans. The Group 2 Mortgage Loans have a fixed interest rate for approximately 3 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 87.20% of the Group 2 Mortgage Loans require only payments of interest until the month following the first rate adjustment date. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 10.500% to 14.000%. The effective minimum interest rate for substantially all of the Mortgage Loans will be their Gross Margins.

Of the Group 2 Mortgage Loans, approximately 12.04% have a prepayment fee as of the date of origination.

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.

                                            Collateral
                                             Summary      Range (if applicable)
                                             -------      ---------------------

Total Outstanding Loan Balance            $200,866,685

Total Number of Loans                              427

Average Loan Principal Balance                $470,414    $49,944 to $2,372,500

WA Gross Coupon                                  6.000%         4.500% to 8.000%

WA FICO                                            713               612 to 815

WA Original Term                            360 months

WA Remaining Term                           358 months        353 to 360 months

WA OLTV                                          75.55%        30.40% to 95.00%

WA Months to First Rate Adjustment Date      34 months          29 to 36 months

WA Gross Margin                                  2.270%         2.250% to 3.500%

WA Rate Ceiling                                 12.000%       10.500% to 14.000%

Geographic Concentration of Mortgaged        CA  37.03%
Properties (Top 5 States) based on           FL  11.86%
the Aggregate Stated Principal Balance       NV   5.76%
                                             VA   5.74%
                                             NJ   3.63%

Banc of America Securities LLC
-------------------------------------------------------------------------------0
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[BANC OF AMERICA                       Banc of America Funding Corporation
SECURITIES LOGO]                Mortgage Pass-Through Certificates Series 2005-F
                                            $982,147,000 (approximate)

--------------------------------------------------------------------------------

       Occupancy of Mortgaged Properties of the Group 2 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
    Occupancy                       Loans       Cut-off Date        Balance
    ----------------------------------------------------------------------------
    Primary Residence                   356    $168,712,018.59            83.99%
    Second Home                          44      18,213,751.04             9.07
    Investor Property                    27      13,940,914.91             6.94
    ----------------------------------------------------------------------------
    Total:                              427    $200,866,684.54           100.00%
    ----------------------------------------------------------------------------

(1)   Based  solely  on   representations  of  the  mortgagor  at  the  time  of
      origination of the related Mortgage Loan.

                  Property Types of the Group 2 Mortgage Loans

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
    Property Type                   Loans       Cut-off Date        Balance
    ----------------------------------------------------------------------------
    Single Family                       241    $116,665,528.10            58.08%
    PUD                                 121      55,764,268.09            27.76
    Condominium                          59      25,513,898.69            12.70
    2-Family                              2       1,177,196.03             0.59
    4-Family                              1         714,353.63             0.36
    3-Family                              1         650,000.00             0.32
    Townhouse                             2         381,440.00             0.19
    ----------------------------------------------------------------------------
    Total:                              427    $200,866,684.54           100.00%
    ----------------------------------------------------------------------------

               Mortgage Loan Purpose of the Group 2 Mortgage Loans

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
    Purpose                         Loans       Cut-off Date        Balance
    ----------------------------------------------------------------------------
    Purchase                            312    $143,179,557.33            71.28%
    Refinance-Cashout                    73      37,904,129.56            18.87
    Refinance-Rate/Term                  42      19,782,997.65             9.85
    ----------------------------------------------------------------------------
    Total:                              427    $200,866,684.54           100.00%
    ----------------------------------------------------------------------------

Banc of America Securities LLC
-------------------------------------------------------------------------------0
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[BANC OF AMERICA                       Banc of America Funding Corporation
SECURITIES LOGO]                Mortgage Pass-Through Certificates Series 2005-F
                                            $982,147,000 (approximate)

--------------------------------------------------------------------------------

              Geographical Distribution of the Mortgage Properties
                        of the Group 2 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
    Geographic Area                 Loans       Cut-off Date        Balance
    ----------------------------------------------------------------------------
    California                          150     $74,372,978.04            37.03%
    Florida                              52      23,823,375.75            11.86
    Nevada                               26      11,572,505.14             5.76
    Virginia                             27      11,523,850.87             5.74
    New Jersey                           15       7,298,599.17             3.63
    New York                             10       6,374,531.14             3.17
    South Carolina                       13       5,904,218.65             2.94
    Georgia                               9       5,337,470.00             2.66
    Arizona                               9       5,309,909.99             2.64
    Colorado                             11       4,214,513.80             2.10
    Illinois                             11       4,191,188.75             2.09
    Utah                                  8       3,938,998.23             1.96
    North Carolina                       12       3,841,564.70             1.91
    Maryland                              7       3,292,800.00             1.64
    Ohio                                  5       3,079,119.30             1.53
    Texas                                 7       2,890,851.68             1.44
    Hawaii                                4       2,580,440.09             1.28
    Missouri                              5       2,337,290.65             1.16
    Pennsylvania                          5       1,825,471.57             0.91
    Massachusetts                         3       1,541,450.00             0.77
    Alabama                               3       1,519,950.33             0.76
    Minnesota                             4       1,491,065.03             0.74
    Washington                            3       1,396,720.47             0.70
    Wisconsin                             5       1,260,317.48             0.63
    Maine                                 1       1,200,000.00             0.60
    District of Columbia                  2       1,097,920.00             0.55
    Connecticut                           2       1,079,290.03             0.54
    Kentucky                              1         917,949.88             0.46
    New Hampshire                         2         819,540.29             0.41
    Montana                               1         650,000.00             0.32
    Indiana                               1         627,000.00             0.31
    Delaware                              1         580,000.00             0.29
    Tennessee                             1         562,500.00             0.28
    Rhode Island                          2         464,000.00             0.23
    Michigan                              4         453,206.57             0.23
    Oregon                                1         419,949.48             0.21
    Mississippi                           1         368,263.46             0.18
    Wyoming                               1         260,000.00             0.13
    Iowa                                  1         243,084.00             0.12
    New Mexico                            1         204,800.00             0.10
    ----------------------------------------------------------------------------
    Total:                              427    $200,866,684.54           100.00%
    ----------------------------------------------------------------------------

(1) As of the Cut-off Date, no more than approximately 1.25% of the Group 2 Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

Banc of America Securities LLC
-------------------------------------------------------------------------------0
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[BANC OF AMERICA                       Banc of America Funding Corporation
SECURITIES LOGO]                Mortgage Pass-Through Certificates Series 2005-F
                                            $982,147,000 (approximate)

--------------------------------------------------------------------------------

   Current Mortgage Loan Principal Balances of the Group 2 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
    Current Mortgage Loan         Mortgage     Balance as of     Pool Principal
    Principal Balances ($)          Loans       Cut-off Date        Balance
    ----------------------------------------------------------------------------
    0.01 - 50,000.00                      1         $49,943.97             0.02%
    50,000.01 - 100,000.00                4         377,912.29             0.19
    100,000.01 - 150,000.00              16       2,029,948.42             1.01
    150,000.01 - 200,000.00              12       2,048,777.83             1.02
    200,000.01 - 250,000.00              15       3,416,344.27             1.70
    250,000.01 - 300,000.00              16       4,381,055.81             2.18
    300,000.01 - 350,000.00               9       2,936,161.34             1.46
    350,000.01 - 400,000.00              95      36,253,319.10            18.05
    400,000.01 - 450,000.00              57      24,452,039.39            12.17
    450,000.01 - 500,000.00              50      23,761,883.85            11.83
    500,000.01 - 550,000.00              45      23,714,487.60            11.81
    550,000.01 - 600,000.00              35      20,067,922.74             9.99
    600,000.01 - 650,000.00              30      19,093,208.70             9.51
    650,000.01 - 700,000.00               6       4,108,290.03             2.05
    700,000.01 - 750,000.00               9       6,548,853.46             3.26
    750,000.01 - 800,000.00               2       1,507,595.86             0.75
    800,000.01 - 850,000.00               2       1,675,000.00             0.83
    850,000.01 - 900,000.00               1         900,000.00             0.45
    900,000.01 - 950,000.00               6       5,550,178.28             2.76
    950,000.01 - 1,000,000.00            11      10,844,581.60             5.40
    1,000,000.01 - 1,500,000.00           4       4,776,680.00             2.38
    2,000,000.01 - 2,500,000.00           1       2,372,500.00             1.18
    ----------------------------------------------------------------------------
    Total:                              427    $200,866,684.54           100.00%
    ----------------------------------------------------------------------------

(1) As of the Cut-off Date, the average outstanding principal balance of the Group 2 Mortgage Loans is expected to be approximately $470,414.

Banc of America Securities LLC
-------------------------------------------------------------------------------0
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[BANC OF AMERICA                       Banc of America Funding Corporation
SECURITIES LOGO]                Mortgage Pass-Through Certificates Series 2005-F
                                            $982,147,000 (approximate)

--------------------------------------------------------------------------------

         Original Loan-To-Value Ratios of the Group 2 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
    Original Loan-To-Value        Mortgage     Balance as of     Pool Principal
    Ratios (%)                      Loans       Cut-off Date        Balance
    ----------------------------------------------------------------------------
    30.01 - 35.00                         2        $719,463.13             0.36%
    35.01 - 40.00                         2       1,914,353.63             0.95
    40.01 - 45.00                         1         212,000.00             0.11
    45.01 - 50.00                         7       4,879,557.37             2.43
    50.01 - 55.00                         4       1,942,754.11             0.97
    55.01 - 60.00                         8       4,056,005.56             2.02
    60.01 - 65.00                        17      12,759,365.14             6.35
    65.01 - 70.00                        30      17,886,314.93             8.90
    70.01 - 75.00                        40      19,047,153.16             9.48
    75.01 - 80.00                       291     127,273,305.14            63.36
    80.01 - 85.00                         3       1,188,101.12             0.59
    85.01 - 90.00                        19       7,977,061.25             3.97
    90.01 - 95.00                         3       1,011,250.00             0.50
    ----------------------------------------------------------------------------
    Total:                              427    $200,866,684.54           100.00%
    ----------------------------------------------------------------------------

(1) As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 2 Mortgage Loans is expected to be approximately 75.55%.

        Current Mortgage Interest Rates of the Group 2 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
    Current Mortgage Interest     Mortgage     Balance as of     Pool Principal
    Rates (%)                       Loans       Cut-off Date        Balance
    ----------------------------------------------------------------------------
    4.251 - 4.500                         4      $1,407,904.59             0.70%
    4.501 - 4.750                         8       3,117,445.48             1.55
    4.751 - 5.000                        22       8,531,100.60             4.25
    5.001 - 5.250                        36      16,023,574.35             7.98
    5.251 - 5.500                        62      23,779,633.32            11.84
    5.501 - 5.750                        63      27,953,835.67            13.92
    5.751 - 6.000                        57      28,945,995.65            14.41
    6.001 - 6.250                        54      28,725,316.67            14.30
    6.251 - 6.500                        54      29,015,605.77            14.45
    6.501 - 6.750                        24      12,324,562.05             6.14
    6.751 - 7.000                        22      10,728,247.39             5.34
    7.001 - 7.250                        10       5,658,399.44             2.82
    7.251 - 7.500                         4       1,715,891.02             0.85
    7.501 - 7.750                         5       2,152,306.23             1.07
    7.751 - 8.000                         2         786,866.31             0.39
    ----------------------------------------------------------------------------
    Total:                              427    $200,866,684.54           100.00%
    ----------------------------------------------------------------------------

(1) As of the Cut-off Date, the weighted average Current Mortgage Interest Rate of the Group 2 Mortgage Loans is expected to be approximately 6.000% per annum.

Banc of America Securities LLC
-------------------------------------------------------------------------------0
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[BANC OF AMERICA                       Banc of America Funding Corporation
SECURITIES LOGO]                Mortgage Pass-Through Certificates Series 2005-F
                                            $982,147,000 (approximate)

--------------------------------------------------------------------------------

                 Gross Margins of the Group 2 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
    Gross Margin (%)                Loans       Cut-off Date        Balance
    ----------------------------------------------------------------------------
    2.001 - 2.250                       416    $195,917,748.98            97.54%
    2.501 - 2.750                         2         959,097.66             0.48
    2.751 - 3.000                         4       1,885,971.59             0.94
    3.001 - 3.250                         4       1,704,000.00             0.85
    3.251 - 3.500                         1         399,866.31             0.20
    ----------------------------------------------------------------------------
    Total:                              427    $200,866,684.54           100.00%
    ----------------------------------------------------------------------------

(1) As of the Cut-off Date, the weighted average Gross Margin of the Group 2 Mortgage Loans is expected to be approximately 2.270% per annum.

                 Rate Ceilings of the Group 2 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
    Rate Ceilings (%)               Loans       Cut-off Date        Balance
    ----------------------------------------------------------------------------
    10.251 - 10.500                       4      $1,407,904.59             0.70%
    10.501 - 10.750                       8       3,117,445.48             1.55
    10.751 - 11.000                      22       8,531,100.60             4.25
    11.001 - 11.250                      36      16,023,574.35             7.98
    11.251 - 11.500                      62      23,779,633.32            11.84
    11.501 - 11.750                      63      27,953,835.67            13.92
    11.751 - 12.000                      57      28,945,995.65            14.41
    12.001 - 12.250                      54      28,725,316.67            14.30
    12.251 - 12.500                      54      29,015,605.77            14.45
    12.501 - 12.750                      24      12,324,562.05             6.14
    12.751 - 13.000                      22      10,728,247.39             5.34
    13.001 - 13.250                      10       5,658,399.44             2.82
    13.251 - 13.500                       4       1,715,891.02             0.85
    13.501 - 13.750                       5       2,152,306.23             1.07
    13.751 - 14.000                       2         786,866.31             0.39
    ----------------------------------------------------------------------------
    Total:                              427    $200,866,684.54           100.00%
    ----------------------------------------------------------------------------

(1) As of the Cut-off Date, the weighted average Rate Ceiling of the Group 2 Mortgage Loans is expected to be approximately 12.000% per annum.

Banc of America Securities LLC
-------------------------------------------------------------------------------0
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[BANC OF AMERICA                       Banc of America Funding Corporation
SECURITIES LOGO]                Mortgage Pass-Through Certificates Series 2005-F
                                            $982,147,000 (approximate)

--------------------------------------------------------------------------------

          First Rate Adjustment Date of the Group 2 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
    First Rate                    Mortgage     Balance as of     Pool Principal
    Adjustment Date                 Loans       Cut-off Date        Balance
    ----------------------------------------------------------------------------
    January 1, 2008                       3      $1,326,893.63             0.66%
    February 1, 2008                      1         504,000.00             0.25
    April 1, 2008                        14       8,000,940.17             3.98
    May 1, 2008                          71      35,291,076.51            17.57
    June 1, 2008                        134      68,078,159.70            33.89
    July 1, 2008                        142      65,492,669.53            32.61
    August 1, 2008                       62      22,172,945.00            11.04
    ----------------------------------------------------------------------------
    Total:                              427    $200,866,684.54           100.00%
    ----------------------------------------------------------------------------

(1) As of the Cut-off Date, the weighted average number of months to the First Rate Adjustment Date for the Group 2 Mortgage Loans is expected to be approximately 34 months.

                Remaining Terms of the Group 2 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
    Remaining Term (Months)         Loans       Cut-off Date        Balance
    ----------------------------------------------------------------------------
    341 - 360                           427    $200,866,684.54           100.00%
    ----------------------------------------------------------------------------
    Total:                              427    $200,866,684.54           100.00%
    ----------------------------------------------------------------------------

(1) As of the Cut-off Date, the weighted average remaining term to stated maturity of the Group 2 Mortgage Loans is expected to be approximately 358 months.

         Credit Scoring of Mortgagors of the Group 2 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
    Credit Scores                   Loans       Cut-off Date        Balance
    ----------------------------------------------------------------------------
    801 - 850                            10      $3,862,556.76             1.92%
    751 - 800                            98      43,405,643.29            21.61
    701 - 750                           156      73,568,980.87            36.63
    651 - 700                           130      63,353,684.86            31.54
    601 - 650                            33      16,675,818.76             8.30
    ----------------------------------------------------------------------------
    Total:                              427    $200,866,684.54           100.00%
    ----------------------------------------------------------------------------

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC
-------------------------------------------------------------------------------0
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[BANC OF AMERICA                       Banc of America Funding Corporation
SECURITIES LOGO]                Mortgage Pass-Through Certificates Series 2005-F
                                            $982,147,000 (approximate)

--------------------------------------------------------------------------------

               Prepayment Terms of the Group 2 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
    Prepayment Term                 Loans       Cut-off Date        Balance
    ----------------------------------------------------------------------------
    0                                   382    $176,687,381.46            87.96%
    12                                   22      11,614,847.18             5.78
    36                                   11       5,393,873.21             2.69
    60                                   12       7,170,582.69             3.57
    ----------------------------------------------------------------------------
    Total:                              427    $200,866,684.54           100.00%
    ----------------------------------------------------------------------------

(2) As of the Cut-Off Date, 12.04% of the loans in the Group have a Prepayment Penalty

Banc of America Securities LLC
-------------------------------------------------------------------------------0
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[BANC OF AMERICA                       Banc of America Funding Corporation
SECURITIES LOGO]                Mortgage Pass-Through Certificates Series 2005-F
                                            $982,147,000 (approximate)

--------------------------------------------------------------------------------

                           Group 3 Collateral Summary
                           --------------------------

Description of The Mortgage Loans
---------------------------------

5/1 Hybrid ARM Residential Mortgage Loans: fully amortizing, one-to-four family, first lien, conforming mortgage loans. The Group 3 Mortgage Loans have a fixed interest rate for approximately 5 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 66.18% of the Group 3 Mortgage Loans require only payments of interest until the month following the first rate adjustment date. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 9.375% to 11.750%. The effective minimum interest rate for substantially all of the Mortgage Loans will be their Gross Margins.

None of the Group 3 Mortgage Loans have a prepayment fee as of the date of origination.

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.

                                            Collateral
                                             Summary      Range (if applicable)
                                             -------      ---------------------

Total Outstanding Loan Balance             111,136,543

Total Number of Loans                              555

Average Loan Principal Balance                $200,246      $26,000 to $499,200

WA Gross Coupon                                  5.436%         4.375% to 6.750%

WA FICO                                            734               583 to 813

WA Original Term                            360 months

WA Remaining Term                           359 months        354 to 360 months

WA OLTV                                          77.54%         11.11% to 93.40%

WA Months to First Rate Adjustment Date      59 months          54 to 60 months

WA Gross Margin                                  2.253%         2.250% to 2.750%

WA Rate Ceiling                                 10.436%        9.375% to 11.750%

Geographic Concentration of Mortgaged        CA  21.12%
Properties (Top 5 States) based on the       FL  14.30%
Aggregate Stated Principal Balance           VA   8.49%
                                             MD   7.47%
                                             GA   4.37%

Banc of America Securities LLC
-------------------------------------------------------------------------------0
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[BANC OF AMERICA                       Banc of America Funding Corporation
SECURITIES LOGO]                Mortgage Pass-Through Certificates Series 2005-F
                                            $982,147,000 (approximate)

--------------------------------------------------------------------------------

       Occupancy of Mortgaged Properties of the Group 3 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
    Occupancy                       Loans       Cut-off Date        Balance
    ----------------------------------------------------------------------------
    Primary Residence                   473     $95,240,850.08            85.70%
    Second Home                          42       8,025,475.14             7.22
    Investor Property                    40       7,870,218.14             7.08
    ----------------------------------------------------------------------------
    Total:                              555    $111,136,543.36           100.00%
    ----------------------------------------------------------------------------

(1)   Based  solely  on   representations  of  the  mortgagor  at  the  time  of
      origination of the related Mortgage Loan.

                  Property Types of the Group 3 Mortgage Loans

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
    Property Type                   Loans       Cut-off Date        Balance
    ----------------------------------------------------------------------------
    Single Family                       270     $51,012,197.89            45.90%
    Condominium                         144      28,468,184.53            25.62
    PUD                                 121      27,172,993.59            24.45
    Townhouse                            17       3,662,638.34             3.30
    2-Family                              2         707,841.31             0.64
    3-Family                              1         112,687.70             0.10
    ----------------------------------------------------------------------------
    Total:                              555    $111,136,543.36           100.00%
    ----------------------------------------------------------------------------

               Mortgage Loan Purpose of the Group 3 Mortgage Loans

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
    Purpose                         Loans       Cut-off Date        Balance
    ----------------------------------------------------------------------------
    Purchase                            490     $97,059,135.74            87.33%
    Refinance-Cashout                    42       8,773,283.00             7.89
    Refinance-Rate/Term                  23       5,304,124.62             4.77
    ----------------------------------------------------------------------------
    Total:                              555    $111,136,543.36           100.00%
    ----------------------------------------------------------------------------

Banc of America Securities LLC
-------------------------------------------------------------------------------0
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[BANC OF AMERICA                       Banc of America Funding Corporation
SECURITIES LOGO]                Mortgage Pass-Through Certificates Series 2005-F
                                            $982,147,000 (approximate)

--------------------------------------------------------------------------------

              Geographical Distribution of the Mortgage Properties
                        of the Group 3 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
    Geographic Area                 Loans       Cut-off Date        Balance
    ----------------------------------------------------------------------------
    California                           88     $23,475,491.46            21.12%
    Florida                              86      15,887,448.55            14.30
    Virginia                             42       9,432,033.53             8.49
    Maryland                             34       8,305,380.01             7.47
    Georgia                              30       4,857,730.01             4.37
    North Carolina                       31       4,797,663.39             4.32
    Arizona                              24       4,238,635.17             3.81
    Nevada                               15       3,909,651.48             3.52
    Texas                                25       3,868,760.43             3.48
    Illinois                             21       3,855,453.60             3.47
    Colorado                             16       3,005,953.27             2.70
    South Carolina                       17       2,802,260.11             2.52
    Massachusetts                        10       2,573,564.08             2.32
    Washington                           13       2,506,354.72             2.26
    District of Columbia                  8       2,008,000.00             1.81
    Minnesota                             9       1,537,672.78             1.38
    Hawaii                                4       1,487,123.86             1.34
    New Jersey                            6       1,295,380.85             1.17
    Tennessee                             8       1,146,349.55             1.03
    Missouri                              9       1,077,028.07             0.97
    Arkansas                              5         701,448.90             0.63
    Pennsylvania                          5         641,452.96             0.58
    Iowa                                  5         622,605.26             0.56
    Michigan                              4         597,158.46             0.54
    West Virginia                         2         503,605.52             0.45
    New York                              3         497,172.32             0.45
    Kansas                                3         486,567.60             0.44
    Idaho                                 3         484,941.82             0.44
    Wisconsin                             3         454,180.64             0.41
    Oklahoma                              2         424,721.63             0.38
    New Mexico                            2         424,000.00             0.38
    Ohio                                  2         396,891.94             0.36
    Indiana                               3         368,800.00             0.33
    Utah                                  2         347,121.00             0.31
    Vermont                               2         331,434.06             0.30
    Connecticut                           1         311,920.00             0.28
    Oregon                                2         263,120.00             0.24
    Louisiana                             2         252,720.00             0.23
    North Dakota                          2         197,259.20             0.18
    Rhode Island                          1         180,800.00             0.16
    Wyoming                               1         176,000.00             0.16
    Mississippi                           2         150,287.13             0.14
    Kentucky                              1         148,000.00             0.13
    New Hampshire                         1         106,400.00             0.10
    ----------------------------------------------------------------------------
    Total:                              555    $111,136,543.36           100.00%
    ----------------------------------------------------------------------------

As of the Cut-off Date, no more than approximately 1.54 % of the Group 3 Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

Banc of America Securities LLC
-------------------------------------------------------------------------------0
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[BANC OF AMERICA                       Banc of America Funding Corporation
SECURITIES LOGO]                Mortgage Pass-Through Certificates Series 2005-F
                                            $982,147,000 (approximate)

--------------------------------------------------------------------------------

   Current Mortgage Loan Principal Balances of the Group 3 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
    Current Mortgage Loan         Mortgage     Balance as of     Pool Principal
    Principal Balances ($)          Loans       Cut-off Date        Balance
    ----------------------------------------------------------------------------
    0.01 - 50,000.00                      4        $168,000.00             0.15%
    50,000.01 - 100,000.00               41       3,366,938.64             3.03
    100,000.01 - 150,000.00             132      16,452,070.82            14.80
    150,000.01 - 200,000.00             119      20,818,237.19            18.73
    200,000.01 - 250,000.00             109      24,528,241.61            22.07
    250,000.01 - 300,000.00              74      20,289,722.51            18.26
    300,000.01 - 350,000.00              60      19,461,655.28            17.51
    350,000.01 - 400,000.00              13       4,638,036.00             4.17
    400,000.01 - 450,000.00               1         449,441.31             0.40
    450,000.01 - 500,000.00               2         964,200.00             0.87
    ----------------------------------------------------------------------------
    Total:                              555    $111,136,543.36           100.00%
    ----------------------------------------------------------------------------

(1) As of the Cut-off Date, the average outstanding principal balance of the Group 3 Mortgage Loans is expected to be approximately $200,246.

         Original Loan-To-Value Ratios of the Group 3 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
    Original Loan-To-Value        Mortgage     Balance as of     Pool Principal
    Ratios (%)                      Loans       Cut-off Date        Balance
    ----------------------------------------------------------------------------
    10.01 - 15.00                         1        $300,000.00             0.27%
    15.01 - 20.00                         1         150,000.00             0.13
    20.01 - 25.00                         1         100,000.00             0.09
    25.01 - 30.00                         1          26,000.00             0.02
    30.01 - 35.00                         2         351,000.00             0.32
    35.01 - 40.00                         3         564,300.00             0.51
    40.01 - 45.00                         5         944,388.46             0.85
    45.01 - 50.00                         3         576,159.63             0.52
    50.01 - 55.00                         3         617,000.00             0.56
    55.01 - 60.00                         4       1,088,510.79             0.98
    60.01 - 65.00                         7       1,387,400.00             1.25
    65.01 - 70.00                        21       5,353,531.38             4.82
    70.01 - 75.00                        20       4,782,698.84             4.30
    75.01 - 80.00                       473      92,281,623.31            83.03
    80.01 - 85.00                         2         536,100.00             0.48
    85.01 - 90.00                         7       1,718,230.95             1.55
    90.01 - 95.00                         1         359,600.00             0.32
    ----------------------------------------------------------------------------
    Total:                              555    $111,136,543.36           100.00%
    ----------------------------------------------------------------------------

(1) As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 3 Mortgage Loans is expected to be approximately 77.54%.

Banc of America Securities LLC
-------------------------------------------------------------------------------0
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[BANC OF AMERICA                       Banc of America Funding Corporation
SECURITIES LOGO]                Mortgage Pass-Through Certificates Series 2005-F
                                            $982,147,000 (approximate)

--------------------------------------------------------------------------------

        Current Mortgage Interest Rates of the Group 3 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
    Current Mortgage Interest     Mortgage     Balance as of     Pool Principal
    Rates (%)                       Loans       Cut-off Date        Balance
    ----------------------------------------------------------------------------
    4.251 - 4.500                         2        $417,462.00             0.38%
    4.501 - 4.750                        25       5,204,713.31             4.68
    4.751 - 5.000                        80      16,174,478.16            14.55
    5.001 - 5.250                        93      19,544,957.21            17.59
    5.251 - 5.500                       161      32,316,281.87            29.08
    5.501 - 5.750                       104      19,478,975.22            17.53
    5.751 - 6.000                        60      11,806,858.81            10.62
    6.001 - 6.250                        15       3,367,191.73             3.03
    6.251 - 6.500                        10       1,859,499.79             1.67
    6.501 - 6.750                         5         966,125.26             0.87
    ----------------------------------------------------------------------------
    Total:                              555    $111,136,543.36           100.00%
    ----------------------------------------------------------------------------

(1) As of the Cut-off Date, the weighted average Current Mortgage Interest Rate of the Group 3 Mortgage Loans is expected to be approximately 5.436% per annum.

                 Gross Margins of the Group 3 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
    Gross Margin (%)                Loans       Cut-off Date        Balance
    ----------------------------------------------------------------------------
    2.001 - 2.250                       551    $110,549,288.93            99.47%
    2.501 - 2.750                         4         587,254.43             0.53
    ----------------------------------------------------------------------------
    Total:                              555    $111,136,543.36           100.00%
    ----------------------------------------------------------------------------

(1) As of the Cut-off Date, the weighted average Gross Margin of the Group 3 Mortgage Loans is expected to be approximately 2.253% per annum.

Banc of America Securities LLC
-------------------------------------------------------------------------------0
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[BANC OF AMERICA                       Banc of America Funding Corporation
SECURITIES LOGO]                Mortgage Pass-Through Certificates Series 2005-F
                                            $982,147,000 (approximate)

--------------------------------------------------------------------------------

                 Rate Ceilings of the Group 3 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
    Rate Ceilings (%)               Loans       Cut-off Date        Balance
    ----------------------------------------------------------------------------
    9.251 - 9.500                         2        $417,462.00             0.38%
    9.501 - 9.750                        25       5,204,713.31             4.68
    9.751 - 10.000                       80      16,174,478.16            14.55
    10.001 - 10.250                      93      19,544,957.21            17.59
    10.251 - 10.500                     161      32,316,281.87            29.08
    10.501 - 10.750                     104      19,478,975.22            17.53
    10.751 - 11.000                      60      11,806,858.81            10.62
    11.001 - 11.250                      15       3,367,191.73             3.03
    11.251 - 11.500                      10       1,859,499.79             1.67
    11.501 - 11.750                       5         966,125.26             0.87
    ----------------------------------------------------------------------------
    Total:                              555    $111,136,543.36           100.00%
    ----------------------------------------------------------------------------

(1) As of the Cut-off Date, the weighted average Rate Ceiling of the Group 3 Mortgage Loans is expected to be approximately 10.436% per annum.

          First Rate Adjustment Date of the Group 3 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
    First Rate                    Mortgage     Balance as of     Pool Principal
    Adjustment Date                 Loans       Cut-off Date        Balance
    ----------------------------------------------------------------------------
    February 1, 2010                      1        $116,963.03             0.11%
    March 1, 2010                         1         137,853.03             0.12
    April 1, 2010                         2         332,438.37             0.30
    June 1, 2010                          5       1,061,105.89             0.95
    July 1, 2010                        293      57,850,995.84            52.05
    August 1, 2010                      253      51,637,187.20            46.46
    ----------------------------------------------------------------------------
    Total:                              555    $111,136,543.36           100.00%
    ----------------------------------------------------------------------------

(1) As of the Cut-off Date, the weighted average number of months to the First Rate Adjustment Date for the Group 3 Mortgage Loans is expected to be approximately 59 months.

Banc of America Securities LLC
-------------------------------------------------------------------------------0
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[BANC OF AMERICA                       Banc of America Funding Corporation
SECURITIES LOGO]                Mortgage Pass-Through Certificates Series 2005-F
                                            $982,147,000 (approximate)

--------------------------------------------------------------------------------

                Remaining Terms of the Group 3 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
    Remaining Term (Months)         Loans       Cut-off Date        Balance
    ----------------------------------------------------------------------------
    341 - 360                           555    $111,136,543.36           100.00%
    ----------------------------------------------------------------------------
    Total:                              555    $111,136,543.36           100.00%
    ----------------------------------------------------------------------------

(1) As of the Cut-off Date, the weighted average remaining term to stated maturity of the Group 3 Mortgage Loans is expected to be approximately 359 months.

         Credit Scoring of Mortgagors of the Group 3 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
    Credit Scores                   Loans       Cut-off Date        Balance
    ----------------------------------------------------------------------------
    801 - 850                            14      $2,358,709.23             2.12%
    751 - 800                           188      37,025,725.68            33.32
    701 - 750                           236      47,078,589.14            42.36
    651 - 700                           110      23,093,909.00            20.78
    601 - 650                             6       1,438,221.85             1.29
    551 - 600                             1         141,388.46             0.13
    ----------------------------------------------------------------------------
    Total:                              555    $111,136,543.36           100.00%
    ----------------------------------------------------------------------------

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

               Prepayment Terms of the Group 3 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
    Prepayment Term                 Loans       Cut-off Date        Balance
    ----------------------------------------------------------------------------
    0                                   555    $111,136,543.36           100.00%
    ----------------------------------------------------------------------------
    Total:                              555    $111,136,543.36           100.00%
    ----------------------------------------------------------------------------

(3) As of the Cut-Off Date, 0.00% of the loans in the Group have a Prepayment Penalty

Banc of America Securities LLC
-------------------------------------------------------------------------------0
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[BANC OF AMERICA                       Banc of America Funding Corporation
SECURITIES LOGO]                Mortgage Pass-Through Certificates Series 2005-F
                                            $982,147,000 (approximate)

--------------------------------------------------------------------------------

                           Group 4 Collateral Summary
                           --------------------------

Description of The Mortgage Loans
---------------------------------

The Group 4 Mortgage Loans consist of 5/1 Hybrid ARM Residential Mortgage Loans: fully amortizing, one-to-four family, first lien, non-conforming mortgage loans. The Group 4 Mortgage Loans have a fixed interest rate for approximately 5 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 86.62% of the Group 4 Mortgage Loans require only payments of interest until the month following the first rate adjustment date. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 8.875% to 13.125%. The effective minimum interest rate for substantially all of the Mortgage Loans will be each Mortgage Loan's respective Gross Margin.

Of the Group 4 Mortgage Loans, approximately 8.15% have a prepayment fee as of the date of origination.

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.

                                            Collateral
                                             Summary      Range (if applicable)
                                             -------      ---------------------

Total Outstanding Loan Balance            $387,927,083

Total Number of Loans                              693

Average Loan Principal Balance                $559,779   $359,147 to $2,295,781

WA Gross Coupon                                  5.731%         3.875% to 8.125%

WA FICO                                            718               605 to 833

WA Original Term                            360 months

WA Remaining Term                           359 months        355 to 360 months

WA OLTV                                          74.20%         20.00% to 95.00%

WA Months to First Rate Adjustment Date      59 months          55 to 60 months

WA Gross Margin                                  2.256%         2.250% to 3.250%

WA Rate Ceiling                                 10.731%        8.875% to 13.125%

Geographic Concentration of Mortgaged        CA  55.91%
Properties (Top 5 States) based on the       FL   8.04%
Aggregate Stated Principal Balance           VA   4.89%
                                             NV   4.84%
                                             MD   3.32%

Banc of America Securities LLC
-------------------------------------------------------------------------------0
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[BANC OF AMERICA                       Banc of America Funding Corporation
SECURITIES LOGO]                Mortgage Pass-Through Certificates Series 2005-F
                                            $982,147,000 (approximate)

--------------------------------------------------------------------------------

       Occupancy of Mortgaged Properties of the Group 4 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
    Occupancy                       Loans       Cut-off Date        Balance
    ----------------------------------------------------------------------------
    Primary Residence                   623    $347,295,489.94            89.53%
    Second Home                          40      27,347,880.41             7.05
    Investor Property                    30      13,283,713.01             3.42
    ----------------------------------------------------------------------------
    Total:                              693    $387,927,083.36           100.00%
    ----------------------------------------------------------------------------

(1)   Based  solely  on   representations  of  the  mortgagor  at  the  time  of
      origination of the related Mortgage Loan.

                  Property Types of the Group 4 Mortgage Loans

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
    Property Type                   Loans       Cut-off Date        Balance
    ----------------------------------------------------------------------------
    Single Family                       406    $226,080,148.32            58.28%
    PUD                                 180     104,615,365.03            26.97
    Condominium                          97      50,558,538.40            13.03
    2-Family                              6       4,057,031.63             1.05
    3-Family                              2       1,208,000.00             0.31
    4-Family                              1         900,000.00             0.23
    Co-Op                                 1         507,999.98             0.13
    ----------------------------------------------------------------------------
    Total:                              693    $387,927,083.36           100.00%
    ----------------------------------------------------------------------------

               Mortgage Loan Purpose of the Group 4 Mortgage Loans

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
    Purpose                         Loans       Cut-off Date        Balance
    ----------------------------------------------------------------------------
    Purchase                            484    $262,893,753.21            67.77%
    Refinance-Cashout                   143      82,616,267.61            21.30
    Refinance-Rate/Term                  66      42,417,062.54            10.93
    ----------------------------------------------------------------------------
    Total:                              693    $387,927,083.36           100.00%
    ----------------------------------------------------------------------------

Banc of America Securities LLC
-------------------------------------------------------------------------------0
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[BANC OF AMERICA                       Banc of America Funding Corporation
SECURITIES LOGO]                Mortgage Pass-Through Certificates Series 2005-F
                                            $982,147,000 (approximate)

--------------------------------------------------------------------------------

              Geographical Distribution of the Mortgage Properties
                        of the Group 4 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
    Geographic Area                 Loans       Cut-off Date        Balance
    ----------------------------------------------------------------------------
    California                          387    $216,882,616.30            55.91%
    Florida                              53      31,175,034.55             8.04
    Virginia                             39      18,970,111.01             4.89
    Nevada                               37      18,785,141.64             4.84
    Maryland                             26      12,872,375.78             3.32
    Illinois                             18       9,594,262.49             2.47
    Arizona                              16       8,566,836.95             2.21
    Colorado                             10       7,553,408.61             1.95
    Massachusetts                        14       6,672,935.75             1.72
    New York                              9       6,628,851.48             1.71
    Georgia                              11       6,119,044.00             1.58
    Connecticut                           8       5,122,331.46             1.32
    Minnesota                             4       3,857,499.40             0.99
    New Jersey                            8       3,816,250.00             0.98
    North Carolina                        5       3,371,000.00             0.87
    Hawaii                                3       3,212,500.00             0.83
    Washington                            6       2,821,160.00             0.73
    Michigan                              4       2,666,351.40             0.69
    Oregon                                4       2,295,612.48             0.59
    South Carolina                        4       2,294,199.00             0.59
    Utah                                  3       2,045,000.00             0.53
    Kansas                                2       1,846,500.00             0.48
    New Mexico                            2       1,625,000.00             0.42
    Maine                                 3       1,333,750.00             0.34
    Idaho                                 3       1,227,340.00             0.32
    Alabama                               2       1,054,400.00             0.27
    Texas                                 2       1,024,555.00             0.26
    West Virginia                         2         776,800.00             0.20
    District of Columbia                  2         720,761.06             0.19
    Vermont                               1         591,200.00             0.15
    Wisconsin                             1         590,000.00             0.15
    Rhode Island                          1         528,000.00             0.14
    Kentucky                              1         446,255.00             0.12
    Ohio                                  1         440,000.00             0.11
    Pennsylvania                          1         400,000.00             0.10
    ----------------------------------------------------------------------------
    Total:                              693    $387,927,083.36           100.00%
    ----------------------------------------------------------------------------

(1) As of the Cut-off Date, no more than approximately 0.82% of the Group 4 Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

Banc of America Securities LLC
-------------------------------------------------------------------------------0
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[BANC OF AMERICA                       Banc of America Funding Corporation
SECURITIES LOGO]                Mortgage Pass-Through Certificates Series 2005-F
                                            $982,147,000 (approximate)

--------------------------------------------------------------------------------

   Current Mortgage Loan Principal Balances of the Group 4 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
    Current Mortgage Loan         Mortgage     Balance as of     Pool Principal
    Principal Balances ($)          Loans       Cut-off Date        Balance
    ----------------------------------------------------------------------------
    350,000.01 - 400,000.00             165     $62,920,468.52            16.22%
    400,000.01 - 450,000.00             130      55,636,622.72            14.34
    450,000.01 - 500,000.00             107      51,250,031.90            13.21
    500,000.01 - 550,000.00              63      33,068,509.36             8.52
    550,000.01 - 600,000.00              49      28,274,706.06             7.29
    600,000.01 - 650,000.00              62      39,149,141.96            10.09
    650,000.01 - 700,000.00              13       8,844,441.79             2.28
    700,000.01 - 750,000.00              11       8,064,387.62             2.08
    750,000.01 - 800,000.00               6       4,653,500.00             1.20
    800,000.01 - 850,000.00              13      10,626,397.06             2.74
    850,000.01 - 900,000.00              11       9,688,472.67             2.50
    900,000.01 - 950,000.00               3       2,771,050.00             0.71
    950,000.01 - 1,000,000.00            25      24,879,909.61             6.41
    1,000,000.01 - 1,500,000.00          31      39,697,392.74            10.23
    1,500,000.01 - 2,000,000.00           2       3,950,000.00             1.02
    2,000,000.01 - 2,500,000.00           2       4,452,051.35             1.15
    ----------------------------------------------------------------------------
    Total:                              693    $387,927,083.36           100.00%
    ----------------------------------------------------------------------------

(1) As of the Cut-off Date, the average outstanding principal balance of the Group 4 Mortgage Loans is expected to be approximately $559,779.

Banc of America Securities LLC
-------------------------------------------------------------------------------0
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[BANC OF AMERICA                       Banc of America Funding Corporation
SECURITIES LOGO]                Mortgage Pass-Through Certificates Series 2005-F
                                            $982,147,000 (approximate)

--------------------------------------------------------------------------------

         Original Loan-To-Value Ratios of the Group 4 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
    Original Loan-To-Value        Mortgage     Balance as of     Pool Principal
    Ratios (%)                      Loans       Cut-off Date        Balance
    ----------------------------------------------------------------------------
    15.01 - 20.00                         1      $1,000,000.00             0.26%
    30.01 - 35.00                         4       3,804,331.17             0.98
    35.01 - 40.00                         1         700,000.00             0.18
    40.01 - 45.00                         2       1,196,000.00             0.31
    45.01 - 50.00                         9       7,136,122.96             1.84
    50.01 - 55.00                        15      12,501,250.00             3.22
    55.01 - 60.00                        20      13,143,685.72             3.39
    60.01 - 65.00                        23      14,408,194.43             3.71
    65.01 - 70.00                        61      43,758,537.97            11.28
    70.01 - 75.00                        81      53,964,112.17            13.91
    75.01 - 80.00                       459     229,235,058.70            59.09
    80.01 - 85.00                         2         781,718.15             0.20
    85.01 - 90.00                        11       4,741,028.64             1.22
    90.01 - 95.00                         4       1,557,043.45             0.40
    ----------------------------------------------------------------------------
    Total:                              693    $387,927,083.36           100.00%
    ----------------------------------------------------------------------------

(1) As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 4 Mortgage Loans is expected to be approximately 74.20%.

Banc of America Securities LLC
-------------------------------------------------------------------------------0
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[BANC OF AMERICA                       Banc of America Funding Corporation
SECURITIES LOGO]                Mortgage Pass-Through Certificates Series 2005-F
                                            $982,147,000 (approximate)

--------------------------------------------------------------------------------

        Current Mortgage Interest Rates of the Group 4 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
    Current Mortgage Interest     Mortgage     Balance as of     Pool Principal
    Rates (%)                       Loans       Cut-off Date        Balance
    ----------------------------------------------------------------------------
    3.751 - 4.000                         1      $1,160,787.40             0.30%
    4.001 - 4.250                         1       1,475,000.00             0.38
    4.251 - 4.500                         8       5,631,200.00             1.45
    4.501 - 4.750                        16       8,977,788.15             2.31
    4.751 - 5.000                        61      35,933,389.36             9.26
    5.001 - 5.250                        69      39,563,990.37            10.20
    5.251 - 5.500                        94      54,978,420.42            14.17
    5.501 - 5.750                       114      65,335,499.27            16.84
    5.751 - 6.000                       135      72,955,950.80            18.81
    6.001 - 6.250                        72      37,933,016.31             9.78
    6.251 - 6.500                        65      32,707,309.15             8.43
    6.501 - 6.750                        35      19,703,261.13             5.08
    6.751 - 7.000                        12       7,242,302.00             1.87
    7.001 - 7.250                         5       2,122,550.00             0.55
    7.251 - 7.500                         3       1,406,619.00             0.36
    7.501 - 7.750                         1         400,000.00             0.10
    8.001 - 8.250                         1         400,000.00             0.10
    ----------------------------------------------------------------------------
    Total:                              693    $387,927,083.36           100.00%
    ----------------------------------------------------------------------------

(1) As of the Cut-off Date, the weighted average Current Mortgage Interest Rate of the Group 4 Mortgage Loans is expected to be approximately 5.731% per annum.

                 Gross Margins of the Group 4 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
    Gross Margin (%)                Loans       Cut-off Date        Balance
    ----------------------------------------------------------------------------
    2.001 - 2.250                       687    $384,826,300.67            99.20%
    2.501 - 2.750                         3       1,212,982.69             0.31
    2.751 - 3.000                         2         953,800.00             0.25
    3.001 - 3.250                         1         934,000.00             0.24
    ----------------------------------------------------------------------------
    Total:                              693    $387,927,083.36           100.00%
    ----------------------------------------------------------------------------

(1) As of the Cut-off Date, the weighted average Gross Margin of the Group 4 Mortgage Loans is expected to be approximately 2.256% per annum.

Banc of America Securities LLC
-------------------------------------------------------------------------------0
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[BANC OF AMERICA                       Banc of America Funding Corporation
SECURITIES LOGO]                Mortgage Pass-Through Certificates Series 2005-F
                                            $982,147,000 (approximate)

--------------------------------------------------------------------------------

                 Rate Ceilings of the Group 4 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
    Rate Ceilings (%)               Loans       Cut-off Date        Balance
    ----------------------------------------------------------------------------
    8.751 - 9.000                         1      $1,160,787.40             0.30%
    9.001 - 9.250                         1       1,475,000.00             0.38
    9.251 - 9.500                         8       5,631,200.00             1.45
    9.501 - 9.750                        16       8,977,788.15             2.31
    9.751 - 10.000                       61      35,933,389.36             9.26
    10.001 - 10.250                      69      39,563,990.37            10.20
    10.251 - 10.500                      94      54,978,420.42            14.17
    10.501 - 10.750                     114      65,335,499.27            16.84
    10.751 - 11.000                     135      72,955,950.80            18.81
    11.001 - 11.250                      72      37,933,016.31             9.78
    11.251 - 11.500                      65      32,707,309.15             8.43
    11.501 - 11.750                      35      19,703,261.13             5.08
    11.751 - 12.000                      12       7,242,302.00             1.87
    12.001 - 12.250                       5       2,122,550.00             0.55
    12.251 - 12.500                       3       1,406,619.00             0.36
    12.501 - 12.750                       1         400,000.00             0.10
    13.001 - 13.250                       1         400,000.00             0.10
    ----------------------------------------------------------------------------
    Total:                              693    $387,927,083.36           100.00%
    ----------------------------------------------------------------------------

(1) As of the Cut-off Date, the weighted average Rate Ceiling of the Group 4 Mortgage Loans is expected to be approximately 10.731% per annum.

          First Rate Adjustment Date of the Group 4 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
    First Rate                    Mortgage     Balance as of     Pool Principal
    Adjustment Date                 Loans       Cut-off Date        Balance
    ----------------------------------------------------------------------------
    March 1, 2010                         1        $375,150.00             0.10%
    April 1, 2010                         8       4,704,196.18             1.21
    May 1, 2010                          46      23,205,062.76             5.98
    June 1, 2010                        149      87,155,810.46            22.47
    July 1, 2010                        299     168,583,442.56            43.46
    August 1, 2010                      190     103,903,421.40            26.78
    ----------------------------------------------------------------------------
    Total:                              693    $387,927,083.36           100.00%
    ----------------------------------------------------------------------------

(1) As of the Cut-off Date, the weighted average number of months to the First Rate Adjustment Date for the Group 4 Mortgage Loans is expected to be approximately 59 months.

Banc of America Securities LLC
-------------------------------------------------------------------------------0
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[BANC OF AMERICA                       Banc of America Funding Corporation
SECURITIES LOGO]                Mortgage Pass-Through Certificates Series 2005-F
                                            $982,147,000 (approximate)

--------------------------------------------------------------------------------

                Remaining Terms of the Group 4 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
    Remaining Term (Months)         Loans       Cut-off Date        Balance
    ----------------------------------------------------------------------------
    341 - 360                           693    $387,927,083.36           100.00%
    ----------------------------------------------------------------------------
    Total:                              693    $387,927,083.36           100.00%
    ----------------------------------------------------------------------------

(1) As of the Cut-off Date, the weighted average remaining term to stated maturity of the Group 4 Mortgage Loans is expected to be approximately 359 months.

         Credit Scoring of Mortgagors of the Group 4 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
    Credit Scores                   Loans       Cut-off Date        Balance
    ----------------------------------------------------------------------------
    801 - 850                            15      $9,239,918.97             2.38%
    751 - 800                           164      96,170,318.50            24.79
    701 - 750                           245     131,147,514.91            33.81
    651 - 700                           211     118,646,655.09            30.58
    601 - 650                            54      28,825,875.89             7.43
    Not Scored                            4       3,896,800.00             1.00
    ----------------------------------------------------------------------------
    Total:                              693    $387,927,083.36           100.00%
    ----------------------------------------------------------------------------

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

               Prepayment Terms of the Group 4 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
    Prepayment Term                 Loans       Cut-off Date        Balance
    ----------------------------------------------------------------------------
    0                                   631    $356,317,961.41            91.85%
    12                                   39      19,594,569.56             5.05
    36                                   18       9,563,892.39             2.47
    60                                    5       2,450,660.00             0.63
    ----------------------------------------------------------------------------
    Total:                              693    $387,927,083.36           100.00%
    ----------------------------------------------------------------------------

(4) As of the Cut-Off Date, 8.15% of the loans in the Group have a Prepayment Penalty

Banc of America Securities LLC
-------------------------------------------------------------------------------0
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[BANC OF AMERICA                       Banc of America Funding Corporation
SECURITIES LOGO]                Mortgage Pass-Through Certificates Series 2005-F
                                            $982,147,000 (approximate)

--------------------------------------------------------------------------------

                           Group 5 Collateral Summary
                           --------------------------

Description of The Mortgage Loans
---------------------------------

The Group 5 mortgages consist of 7/1 Hybrid ARM Residential Mortgage Loans: fully amortizing, one-to-four family, first lien mortgage loans. The Group 5 Mortgage Loans have a fixed interest rate for approximately 7 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 87.96% of the Group 5 Mortgage Loans require only payments of interest until the month following the first rate adjustment date. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 9.875% to 11.250%. The effective minimum interest rate for substantially all of the Mortgage Loans will be their Gross Margins.

None of the Group 5 Mortgage Loans have a prepayment fee as of the date of origination.

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.

                                            Collateral
                                             Summary      Range (if applicable)
                                             -------      ---------------------

Total Outstanding Loan Balance             $35,497,982

Total Number of Loans                               98

Average Loan Principal Balance                $362,224    $75,924 to $1,500,000

WA Gross Coupon                                  5.477%         4.875% to 6.250%

WA FICO                                            740               606 to 800

WA Original Term                            360 months

WA Remaining Term                           359 months        358 to 360 months

WA OLTV                                          72.89%         43.68% to 90.00%

WA Months to First Rate Adjustment Date      83 months          82 to 84 months

WA Gross Margin                                  2.250%                   2.250%

WA Rate Ceiling                                 10.477%        9.875% to 11.250%

Geographic Concentration of Mortgaged        CA  40.10%
Properties (Top 5 States) based on the       FL  17.45%
Aggregate Stated Principal Balance           MA   5.96%
                                             VA   4.58%
                                             MD   4.32%

Banc of America Securities LLC
-------------------------------------------------------------------------------0
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[BANC OF AMERICA                       Banc of America Funding Corporation
SECURITIES LOGO]                Mortgage Pass-Through Certificates Series 2005-F
                                            $982,147,000 (approximate)

--------------------------------------------------------------------------------

       Occupancy of Mortgaged Properties of the Group 5 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
    Occupancy                       Loans       Cut-off Date        Balance
    ----------------------------------------------------------------------------
    Primary Residence                    96     $34,572,738.25            97.39%
    Second Home                           2         925,244.00             2.61
    ----------------------------------------------------------------------------
    Total:                               98     $35,497,982.25           100.00%
    ----------------------------------------------------------------------------

(1)   Based  solely  on   representations  of  the  mortgagor  at  the  time  of
      origination of the related Mortgage Loan.

                  Property Types of the Group 5 Mortgage Loans

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
    Property Type                   Loans       Cut-off Date        Balance
    ----------------------------------------------------------------------------
    Single Family                        59     $20,376,989.93            57.40%
    PUD                                  24       9,012,795.08            25.39
    Condominium                          14       5,608,197.24            15.80
    2-Family                              1         500,000.00             1.41
    ----------------------------------------------------------------------------
    Total:                               98     $35,497,982.25           100.00%
    ----------------------------------------------------------------------------

               Mortgage Loan Purpose of the Group 5 Mortgage Loans

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
    Purpose                         Loans       Cut-off Date        Balance
    ----------------------------------------------------------------------------
    Purchase                             78     $24,837,214.30            69.97%
    Refinance-Rate/Term                  12       6,567,767.95            18.50
    Refinance-Cashout                     8       4,093,000.00            11.53
    ----------------------------------------------------------------------------
    Total:                               98     $35,497,982.25           100.00%
    ----------------------------------------------------------------------------

Banc of America Securities LLC
-------------------------------------------------------------------------------0
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[BANC OF AMERICA                       Banc of America Funding Corporation
SECURITIES LOGO]                Mortgage Pass-Through Certificates Series 2005-F
                                            $982,147,000 (approximate)

--------------------------------------------------------------------------------

              Geographical Distribution of the Mortgage Properties
                        of the Group 5 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
    Geographic Area                 Loans       Cut-off Date        Balance
    ----------------------------------------------------------------------------
    California                           26     $14,234,700.00            40.10%
    Florida                              15       6,194,671.42            17.45
    Massachusetts                         3       2,117,296.21             5.96
    Virginia                              5       1,627,554.94             4.58
    Maryland                              5       1,534,761.16             4.32
    South Carolina                        7       1,269,761.33             3.58
    Arizona                               2       1,255,000.00             3.54
    Colorado                              4       1,102,100.00             3.10
    District of Columbia                  2       1,047,538.16             2.95
    North Carolina                        6         979,776.10             2.76
    Texas                                 6         919,242.81             2.59
    Georgia                               4         633,869.91             1.79
    New Jersey                            1         472,800.00             1.33
    Illinois                              2         420,345.45             1.18
    Oregon                                2         352,000.00             0.99
    New York                              1         324,000.00             0.91
    Connecticut                           1         240,000.00             0.68
    Minnesota                             1         211,767.95             0.60
    Iowa                                  2         206,087.42             0.58
    Oklahoma                              1         158,230.66             0.45
    Tennessee                             1         119,600.00             0.34
    Kansas                                1          76,878.73             0.22
    ----------------------------------------------------------------------------
    Total:                               98     $35,497,982.25           100.00%
    ----------------------------------------------------------------------------

(1) As of the Cut-off Date, no more than approximately 4.23% of the Group 5 Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

Banc of America Securities LLC
-------------------------------------------------------------------------------0
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[BANC OF AMERICA                       Banc of America Funding Corporation
SECURITIES LOGO]                Mortgage Pass-Through Certificates Series 2005-F
                                            $982,147,000 (approximate)

--------------------------------------------------------------------------------

   Current Mortgage Loan Principal Balances of the Group 5 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
    Current Mortgage Loan         Mortgage     Balance as of     Pool Principal
    Principal Balances ($)          Loans       Cut-off Date        Balance
    ----------------------------------------------------------------------------
    50,000.01 - 100,000.00                4        $337,231.17             0.95%
    100,000.01 - 150,000.00              13       1,619,105.42             4.56
    150,000.01 - 200,000.00              14       2,412,634.41             6.80
    200,000.01 - 250,000.00              14       3,191,221.15             8.99
    250,000.01 - 300,000.00               9       2,414,949.66             6.80
    300,000.01 - 350,000.00               4       1,311,596.13             3.69
    350,000.01 - 400,000.00               3       1,174,554.94             3.31
    400,000.01 - 450,000.00               8       3,403,538.16             9.59
    450,000.01 - 500,000.00               8       3,817,351.21            10.75
    550,000.01 - 600,000.00               2       1,160,000.00             3.27
    600,000.01 - 650,000.00               5       3,143,100.00             8.85
    650,000.01 - 700,000.00               6       4,064,400.00            11.45
    700,000.01 - 750,000.00               2       1,439,300.00             4.05
    750,000.01 - 800,000.00               1         791,000.00             2.23
    800,000.01 - 850,000.00               2       1,622,000.00             4.57
    950,000.01 - 1,000,000.00             1       1,000,000.00             2.82
    1,000,000.01 - 1,500,000.00           2       2,596,000.00             7.31
    ----------------------------------------------------------------------------
    Total:                               98     $35,497,982.25           100.00%
    ----------------------------------------------------------------------------

(1) As of the Cut-off Date, the average outstanding principal balance of the Group 5 Mortgage Loans is expected to be approximately $362,224.

Banc of America Securities LLC
-------------------------------------------------------------------------------0
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[BANC OF AMERICA                       Banc of America Funding Corporation
SECURITIES LOGO]                Mortgage Pass-Through Certificates Series 2005-F
                                            $982,147,000 (approximate)

--------------------------------------------------------------------------------

         Original Loan-To-Value Ratios of the Group 5 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
    Original Loan-To-Value        Mortgage     Balance as of     Pool Principal
    Ratios (%)                      Loans       Cut-off Date        Balance
    ----------------------------------------------------------------------------
    40.01 - 45.00                         2        $771,500.00             2.17%
    50.01 - 55.00                         3       2,405,000.00             6.78
    55.01 - 60.00                         2         958,000.00             2.70
    60.01 - 65.00                         6       4,227,000.00            11.91
    65.01 - 70.00                         9       5,203,500.00            14.66
    70.01 - 75.00                         6       2,422,489.45             6.82
    75.01 - 80.00                        69      19,040,941.59            53.64
    85.01 - 90.00                         1         469,551.21             1.32
    ----------------------------------------------------------------------------
    Total:                               98     $35,497,982.25           100.00%
    ----------------------------------------------------------------------------

(1) As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 5 Mortgage Loans is expected to be approximately 72.89%.

        Current Mortgage Interest Rates of the Group 5 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
    Current Mortgage Interest     Mortgage     Balance as of     Pool Principal
    Rates (%)                       Loans       Cut-off Date        Balance
    ----------------------------------------------------------------------------
    4.751 - 5.000                         6      $2,195,333.39             6.18%
    5.001 - 5.250                        22       8,630,657.82            24.31
    5.251 - 5.500                        28      12,095,797.68            34.07
    5.501 - 5.750                        24       7,154,255.90            20.15
    5.751 - 6.000                        15       3,939,192.01            11.10
    6.001 - 6.250                         3       1,482,745.45             4.18
    ----------------------------------------------------------------------------
    Total:                               98     $35,497,982.25           100.00%
    ----------------------------------------------------------------------------

(1) As of the Cut-off Date, the weighted average Current Mortgage Interest Rate of the Group 5 Mortgage Loans is expected to be approximately 5.477% per annum.

Banc of America Securities LLC
-------------------------------------------------------------------------------0
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[BANC OF AMERICA                       Banc of America Funding Corporation
SECURITIES LOGO]                Mortgage Pass-Through Certificates Series 2005-F
                                            $982,147,000 (approximate)

--------------------------------------------------------------------------------

                 Gross Margins of the Group 5 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
    Gross Margin (%)                Loans       Cut-off Date        Balance
    ----------------------------------------------------------------------------
    2.001 - 2.250                        98     $35,497,982.25           100.00%
    ----------------------------------------------------------------------------
    Total:                               98     $35,497,982.25           100.00%
    ----------------------------------------------------------------------------

(1) As of the Cut-off Date, the weighted average Gross Margin of the Group 5 Mortgage Loans is expected to be approximately 2.250% per annum.

                 Rate Ceilings of the Group 5 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
    Rate Ceilings (%)               Loans       Cut-off Date        Balance
    ----------------------------------------------------------------------------
    9.751 - 10.000                        6      $2,195,333.39             6.18%
    10.001 - 10.250                      22       8,630,657.82            24.31
    10.251 - 10.500                      28      12,095,797.68            34.07
    10.501 - 10.750                      24       7,154,255.90            20.15
    10.751 - 11.000                      15       3,939,192.01            11.10
    11.001 - 11.250                       3       1,482,745.45             4.18
    ----------------------------------------------------------------------------
    Total:                               98     $35,497,982.25           100.00%
    ----------------------------------------------------------------------------

(1) As of the Cut-off Date, the weighted average Rate Ceiling of the Group 5 Mortgage Loans is expected to be approximately 10.477% per annum.

          First Rate Adjustment Date of the Group 5 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
    First Rate                    Mortgage     Balance as of     Pool Principal
    Adjustment Date                 Loans       Cut-off Date        Balance
    ----------------------------------------------------------------------------
    June 1, 2012                          6        $770,575.57             2.17%
    July 1, 2012                         55      20,103,930.81            56.63
    August 1, 2012                       37      14,623,475.87            41.20
    ----------------------------------------------------------------------------
    Total:                               98     $35,497,982.25           100.00%
    ----------------------------------------------------------------------------

(1) As of the Cut-off Date, the weighted average number of months to the First Rate Adjustment Date for the Group 5 Mortgage Loans is expected to be approximately 83 months

Banc of America Securities LLC
-------------------------------------------------------------------------------0
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[BANC OF AMERICA                       Banc of America Funding Corporation
SECURITIES LOGO]                Mortgage Pass-Through Certificates Series 2005-F
                                            $982,147,000 (approximate)

--------------------------------------------------------------------------------

                Remaining Terms of the Group 5 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
    Remaining Term (Months)         Loans       Cut-off Date        Balance
    ----------------------------------------------------------------------------
    341 - 360                            98     $35,497,982.25           100.00%
    ----------------------------------------------------------------------------
    Total:                               98     $35,497,982.25           100.00%
    ----------------------------------------------------------------------------

(1) As of the Cut-off Date, the weighted average remaining term to stated maturity of the Group 5 Mortgage Loans is expected to be approximately 359 months.

         Credit Scoring of Mortgagors of the Group 5 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
    Credit Scores                   Loans       Cut-off Date        Balance
    ----------------------------------------------------------------------------
    751 - 800                            42     $17,108,518.98            48.20%
    701 - 750                            34      10,784,072.84            30.38
    651 - 700                            21       7,135,839.22            20.10
    601 - 650                             1         469,551.21             1.32
    ----------------------------------------------------------------------------
    Total:                               98     $35,497,982.25           100.00%
    ----------------------------------------------------------------------------

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

               Prepayment Terms of the Group 5 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
    Prepayment Term                 Loans       Cut-off Date        Balance
    ----------------------------------------------------------------------------
    0                                    98     $35,497,982.25           100.00%
    ----------------------------------------------------------------------------
    Total:                               98     $35,497,982.25           100.00%
    ----------------------------------------------------------------------------

(5) As of the Cut-Off Date, 0.00% of the loans in the Group have a Prepayment Penalty

Banc of America Securities LLC
-------------------------------------------------------------------------------0
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[BANC OF AMERICA                       Banc of America Funding Corporation
SECURITIES LOGO]                Mortgage Pass-Through Certificates Series 2005-F
                                            $982,147,000 (approximate)

--------------------------------------------------------------------------------

                           Group 6 Collateral Summary
                           --------------------------

Description of The Mortgage Loans
---------------------------------

The Group 6 Mortgage  Loans  consist of 10/1  Hybrid  ARM  Residential  Mortgage
Loans: fully amortizing, one-to-four family, first lien mortgage loans. The Group 6 Mortgage Loans have a fixed interest rate for approximately 10 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 95.98% of the Group 6 Mortgage Loans require only payments of interest until the month following the first rate adjustment date. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 9.875% to 11.750%. The effective minimum interest rate for substantially all of the Mortgage Loans will be their Gross Margins.

None of the Group 6 Mortgage Loans have a prepayment fee as of the date of origination.

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.

                                            Collateral
                                             Summary      Range (if applicable)
                                             -------      ---------------------

Total Outstanding Loan Balance             $58,570,526

Total Number of Loans                              114

Average Loan Principal Balance                $513,777    $65,600 to $1,500,000


WA Gross Coupon                                  5.532%         4.875% to 6.750%

WA FICO                                            747               674 to 816

WA Original Term                            360 months

WA Remaining Term                           360 months        358 to 360 months

WA OLTV                                          68.08%         18.87% to 80.00%

WA Months to First Rate Adjustment Date     120 months        118 to 120 months

WA Gross Margin                                  2.250%                   2.250%

WA Rate Ceiling                                 10.532%        9.875% to 11.750%

Geographic Concentration of Mortgaged        CA  73.93%
Properties (Top 5 States) based on the       IL   4.18%
Aggregate Stated Principal Balance           VA   3.08%
                                             MD   2.52%
                                             FL   2.43%

Banc of America Securities LLC
-------------------------------------------------------------------------------0
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[BANC OF AMERICA                       Banc of America Funding Corporation
SECURITIES LOGO]                Mortgage Pass-Through Certificates Series 2005-F
                                            $982,147,000 (approximate)

--------------------------------------------------------------------------------

       Occupancy of Mortgaged Properties of the Group 6 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
    Occupancy                       Loans       Cut-off Date        Balance
    ----------------------------------------------------------------------------
    Primary Residence                   102     $52,088,325.82            88.93%
    Second Home                          11       5,979,200.00            10.21
    Investor Property                     1         503,000.00             0.86
    ----------------------------------------------------------------------------
    Total:                              114     $58,570,525.82           100.00%
    ----------------------------------------------------------------------------

(1)   Based  solely  on   representations  of  the  mortgagor  at  the  time  of
      origination of the related Mortgage Loan.

                  Property Types of the Group 6 Mortgage Loans

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
    Property Type                   Loans       Cut-off Date        Balance
    ----------------------------------------------------------------------------
    Single Family                        72     $41,750,804.82            71.28%
    PUD                                  26      11,777,021.00            20.11
    Condominium                          14       4,470,700.00             7.63
    4-Family                              1         440,000.00             0.75
    3-Family                              1         132,000.00             0.23
    ----------------------------------------------------------------------------
    Total:                              114     $58,570,525.82           100.00%
    ----------------------------------------------------------------------------

               Mortgage Loan Purpose of the Group 6 Mortgage Loans

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
    Purpose                         Loans       Cut-off Date        Balance
    ----------------------------------------------------------------------------
    Purchase                             63     $25,164,740.16            42.96%
    Refinance-Rate/Term                  30      20,197,373.16            34.48
    Refinance-Cashout                    21      13,208,412.50            22.55
    ----------------------------------------------------------------------------
    Total:                              114     $58,570,525.82           100.00%
    ----------------------------------------------------------------------------

Banc of America Securities LLC
-------------------------------------------------------------------------------0
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[BANC OF AMERICA                       Banc of America Funding Corporation
SECURITIES LOGO]                Mortgage Pass-Through Certificates Series 2005-F
                                            $982,147,000 (approximate)

--------------------------------------------------------------------------------

              Geographical Distribution of the Mortgage Properties
                        of the Group 6 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
    Geographic Area                 Loans       Cut-off Date        Balance
    ----------------------------------------------------------------------------
    California                           70     $43,300,099.82            73.93%
    Illinois                              5       2,445,500.00             4.18
    Virginia                              3       1,804,500.00             3.08
    Maryland                              3       1,474,400.00             2.52
    Florida                               3       1,421,649.00             2.43
    North Carolina                        6       1,276,197.00             2.18
    Nevada                                2       1,047,500.00             1.79
    Hawaii                                1       1,032,000.00             1.76
    Colorado                              3         965,600.00             1.65
    Missouri                              2         930,000.00             1.59
    Georgia                               5         921,980.00             1.57
    South Carolina                        4         523,320.00             0.89
    Arizona                               2         440,000.00             0.75
    Utah                                  1         440,000.00             0.75
    Texas                                 1         178,580.00             0.30
    Michigan                              1         141,200.00             0.24
    Connecticut                           1         132,000.00             0.23
    Alabama                               1          96,000.00             0.16
    ----------------------------------------------------------------------------
    Total:                              114     $58,570,525.82           100.00%
    ----------------------------------------------------------------------------

(1) As of the Cut-off Date, no more than approximately 4.02% of the Group 6 Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

   Current Mortgage Loan Principal Balances of the Group 6 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
    Current Mortgage Loan         Mortgage     Balance as of     Pool Principal
    Principal Balances ($)          Loans       Cut-off Date        Balance
    ----------------------------------------------------------------------------
    50,000.01 - 100,000.00                4        $328,800.00             0.56%
    100,000.01 - 150,000.00               9       1,159,613.00             1.98
    150,000.01 - 200,000.00               8       1,403,344.00             2.40
    200,000.01 - 250,000.00               9       2,132,429.16             3.64
    250,000.01 - 300,000.00               3         820,000.00             1.40
    300,000.01 - 350,000.00               2         632,000.00             1.08
    350,000.01 - 400,000.00              12       4,475,550.00             7.64
    400,000.01 - 450,000.00               9       3,920,500.00             6.69
    450,000.01 - 500,000.00               8       3,941,500.00             6.73
    500,000.01 - 550,000.00               7       3,714,649.00             6.34
    550,000.01 - 600,000.00               5       2,903,000.00             4.96
    600,000.01 - 650,000.00              11       6,883,625.00            11.75
    650,000.01 - 700,000.00               6       4,049,900.00             6.91
    700,000.01 - 750,000.00               1         750,000.00             1.28
    800,000.01 - 850,000.00               1         804,000.00             1.37
    850,000.01 - 900,000.00               6       5,248,500.00             8.96
    950,000.01 - 1,000,000.00             4       3,962,891.37             6.77
    1,000,000.01 - 1,500,000.00           9      11,440,224.29            19.53
    ----------------------------------------------------------------------------
    Total:                              114     $58,570,525.82           100.00%
    ----------------------------------------------------------------------------

(1) As of the Cut-off Date, the average outstanding principal balance of the Group 6 Mortgage Loans is expected to be approximately $513,777.

Banc of America Securities LLC
-------------------------------------------------------------------------------0
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[BANC OF AMERICA                       Banc of America Funding Corporation
SECURITIES LOGO]                Mortgage Pass-Through Certificates Series 2005-F
                                            $982,147,000 (approximate)

--------------------------------------------------------------------------------

         Original Loan-To-Value Ratios of the Group 6 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
    Original Loan-To-Value        Mortgage     Balance as of     Pool Principal
    Ratios (%)                      Loans       Cut-off Date        Balance
    ----------------------------------------------------------------------------
    15.01 - 20.00                         1      $1,000,000.00             1.71%
    20.01 - 25.00                         1         180,000.00             0.31
    30.01 - 35.00                         1         804,000.00             1.37
    35.01 - 40.00                         2       1,460,000.00             2.49
    40.01 - 45.00                         2         564,200.00             0.96
    45.01 - 50.00                         1       1,000,000.00             1.71
    50.01 - 55.00                         1         358,000.00             0.61
    55.01 - 60.00                         9       5,567,000.00             9.50
    60.01 - 65.00                        12       8,267,953.87            14.12
    65.01 - 70.00                        20      13,138,780.00            22.43
    70.01 - 75.00                        13       7,673,250.00            13.10
    75.01 - 80.00                        51      18,557,341.95            31.68
    ----------------------------------------------------------------------------
    Total:                              114     $58,570,525.82           100.00%
    ----------------------------------------------------------------------------

(1) As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 6 Mortgage Loans is expected to be approximately 68.08%.

        Current Mortgage Interest Rates of the Group 6 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
    Current Mortgage Interest     Mortgage     Balance as of     Pool Principal
    Rates (%)                       Loans       Cut-off Date        Balance
    ----------------------------------------------------------------------------
    4.751 - 5.000                         3      $1,647,753.00             2.81%
    5.001 - 5.250                        18       9,882,085.66            16.87
    5.251 - 5.500                        41      21,950,338.16            37.48
    5.501 - 5.750                        30      16,514,439.00            28.20
    5.751 - 6.000                        18       6,132,780.00            10.47
    6.001 - 6.250                         3       2,311,130.00             3.95
    6.501 - 6.750                         1         132,000.00             0.23
    ----------------------------------------------------------------------------
    Total:                              114     $58,570,525.82           100.00%
    ----------------------------------------------------------------------------

(1) As of the Cut-off Date, the weighted average Current Mortgage Interest Rate of the Group 6 Mortgage Loans is expected to be approximately 5.532% per annum.

Banc of America Securities LLC
-------------------------------------------------------------------------------0
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[BANC OF AMERICA                       Banc of America Funding Corporation
SECURITIES LOGO]                Mortgage Pass-Through Certificates Series 2005-F
                                            $982,147,000 (approximate)

--------------------------------------------------------------------------------

                 Gross Margins of the Group 6 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
    Gross Margin (%)                Loans       Cut-off Date        Balance
    ----------------------------------------------------------------------------
    2.001 - 2.250                       114     $58,570,525.82           100.00%
    ----------------------------------------------------------------------------
    Total:                              114     $58,570,525.82           100.00%
    ----------------------------------------------------------------------------

(1) As of the Cut-off Date, the weighted average Gross Margin of the Group 6 Mortgage Loans is expected to be approximately 2.250% per annum.

                 Rate Ceilings of the Group 6 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
    Rate Ceilings (%)               Loans       Cut-off Date        Balance
    ----------------------------------------------------------------------------
    9.751 - 10.000                        3      $1,647,753.00             2.81%
    10.001 - 10.250                      18       9,882,085.66            16.87
    10.251 - 10.500                      41      21,950,338.16            37.48
    10.501 - 10.750                      30      16,514,439.00            28.20
    10.751 - 11.000                      18       6,132,780.00            10.47
    11.001 - 11.250                       3       2,311,130.00             3.95
    11.501 - 11.750                       1         132,000.00             0.23
    ----------------------------------------------------------------------------
    Total:                              114     $58,570,525.82           100.00%
    ----------------------------------------------------------------------------

(1) As of the Cut-off Date, the weighted average Rate Ceiling of the Group 6 Mortgage Loans is expected to be approximately 10.532% per annum.

          First Rate Adjustment Date of the Group 6 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
    First Rate                    Mortgage     Balance as of     Pool Principal
    Adjustment Date                 Loans       Cut-off Date        Balance
    ----------------------------------------------------------------------------
    June 1, 2015                          1      $1,032,000.00             1.76%
    July 1, 2015                         48      25,398,750.82            43.36
    August 1, 2015                       65      32,139,775.00            54.87
    ----------------------------------------------------------------------------
    Total:                              114     $58,570,525.82           100.00%
    ----------------------------------------------------------------------------

(1) As of the Cut-off Date, the weighted average number of months to the First Rate Adjustment Date for the Group 6 Mortgage Loans is expected to be approximately 120 months.

Banc of America Securities LLC
-------------------------------------------------------------------------------0
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[BANC OF AMERICA                       Banc of America Funding Corporation
SECURITIES LOGO]                Mortgage Pass-Through Certificates Series 2005-F
                                            $982,147,000 (approximate)

--------------------------------------------------------------------------------

                Remaining Terms of the Group 6 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
    Remaining Term (Months)         Loans       Cut-off Date        Balance
    ----------------------------------------------------------------------------
    341 - 360                           114     $58,570,525.82           100.00%
    ----------------------------------------------------------------------------
    Total:                              114     $58,570,525.82           100.00%
    ----------------------------------------------------------------------------

(1) As of the Cut-off Date, the weighted average remaining term to stated maturity of the Group 6 Mortgage Loans is expected to be approximately 360 months.

         Credit Scoring of Mortgagors of the Group 6 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
    Credit Scores                   Loans       Cut-off Date        Balance
    ----------------------------------------------------------------------------
    801 - 850                             3      $1,472,000.00             2.51%
    751 - 800                            49      28,959,704.66            49.44
    701 - 750                            44      19,744,538.16            33.71
    651 - 700                            18       8,394,283.00            14.33
    ----------------------------------------------------------------------------
    Total:                              114     $58,570,525.82           100.00%
    ----------------------------------------------------------------------------

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

               Prepayment Terms of the Group 6 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
    Prepayment Term                 Loans       Cut-off Date        Balance
    ----------------------------------------------------------------------------
    0                                   114     $58,570,525.82           100.00%
    ----------------------------------------------------------------------------
    Total:                              114     $58,570,525.82           100.00%
    ----------------------------------------------------------------------------

(6) As of the Cut-Off Date, 0.00% of the loans in the Group have a Prepayment Penalty

Banc of America Securities LLC
-------------------------------------------------------------------------------0
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[BANC OF AMERICA                       Banc of America Funding Corporation
SECURITIES LOGO]                Mortgage Pass-Through Certificates Series 2005-F
                                            $982,147,000 (approximate)

--------------------------------------------------------------------------------

                      Aggregate Group II Collateral Summary
                      -------------------------------------

Description of The Mortgage Loans
---------------------------------

The Aggregate Group II Mortgage Loans is a cross Group of all loans in Groups 2 through 6.

Of the Aggregate Group II Mortgage Loans, approximately 7.03% have a prepayment fee as of the date of origination.

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.

                                            Collateral
                                             Summary      Range (if applicable)
                                             -------      ---------------------

Total Outstanding Loan Balance            $793,998,819

Total Number of Loans                            1,887

Average Loan Principal Balance                $420,773    $26,000 to $2,372,500

WA Gross Coupon                                  5.732%         3.875% to 8.125%

WA FICO                                            722               583 to 833

WA Original Term                            360 months

WA Remaining Term                           359 months        353 to 360 months

WA OLTV                                          74.50%         11.11% to 95.00%

WA Months to First Rate Adjustment Date      58 months         29 to 120 months

WA Gross Margin                                  2.258%         2.250% to 3.500%

WA Rate Ceiling                                 10.985%        8.875% to 14.000%

Geographic Concentration of Mortgaged        CA  46.88%
Properties (Top 5 States) based on the       FL   9.89%
Aggregate Stated Principal Balance           VA   5.46%
                                             NV   4.45%
                                             MD   3.46%

Banc of America Securities LLC
-------------------------------------------------------------------------------0
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[BANC OF AMERICA                       Banc of America Funding Corporation
SECURITIES LOGO]                Mortgage Pass-Through Certificates Series 2005-F
                                            $982,147,000 (approximate)

--------------------------------------------------------------------------------

 Occupancy of Mortgaged Properties of the Aggregate Group II Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
    Occupancy                       Loans       Cut-off Date        Balance
    ----------------------------------------------------------------------------
    Primary Residence                 1,650    $697,909,422.68            87.90%
    Second Home                         139      60,491,550.59             7.62
    Investor Property                    98      35,597,846.06             4.48
    ----------------------------------------------------------------------------
    Total:                            1,887    $793,998,819.33           100.00%
    ----------------------------------------------------------------------------

(1)   Based  solely  on   representations  of  the  mortgagor  at  the  time  of
      origination of the related Mortgage Loan.

             Property Types of the Aggregate Group II Mortgage Loans

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
    Property Type                   Loans       Cut-off Date        Balance
    ----------------------------------------------------------------------------
    Single Family                     1,048    $455,885,669.06            57.42%
    PUD                                 472     208,342,442.79            26.24
    Condominium                         328     114,619,518.86            14.44
    2-Family                             11       6,442,068.97             0.81
    Townhouse                            19       4,044,078.34             0.51
    3-Family                              5       2,102,687.70             0.26
    4-Family                              3       2,054,353.63             0.26
    Co-Op                                 1         507,999.98             0.06
    ----------------------------------------------------------------------------
    Total:                            1,887    $793,998,819.33           100.00%
    ----------------------------------------------------------------------------

         Mortgage Loan Purpose of the Aggregate Group II Mortgage Loans

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
    Purpose                         Loans       Cut-off Date        Balance
    ----------------------------------------------------------------------------
    Purchase                          1,427    $553,134,400.74            69.66%
    Refinance-Cashout                   287     146,595,092.67            18.46
    Refinance-Rate/Term                 173      94,269,325.92            11.87
    ----------------------------------------------------------------------------
    Total:                            1,887    $793,998,819.33           100.00%
    ----------------------------------------------------------------------------

Banc of America Securities LLC
-------------------------------------------------------------------------------0
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[BANC OF AMERICA                       Banc of America Funding Corporation
SECURITIES LOGO]                Mortgage Pass-Through Certificates Series 2005-F
                                            $982,147,000 (approximate)

--------------------------------------------------------------------------------

              Geographical Distribution of the Mortgage Properties
                  of the Aggregate Group II Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
    Geographic Area                 Loans       Cut-off Date        Balance
    ----------------------------------------------------------------------------
    California                          721    $372,265,885.62            46.88%
    Florida                             209      78,502,179.27             9.89
    Virginia                            116      43,358,050.35             5.46
    Nevada                               80      35,314,798.26             4.45
    Maryland                             75      27,479,716.95             3.46
    Illinois                             57      20,506,750.29             2.58
    Arizona                              53      19,810,382.11             2.50
    Georgia                              59      17,870,093.92             2.25
    Colorado                             44      16,841,575.68             2.12
    North Carolina                       60      14,266,201.19             1.80
    New York                             23      13,824,554.94             1.74
    Massachusetts                        30      12,905,246.04             1.63
    New Jersey                           30      12,883,030.02             1.62
    South Carolina                       45      12,793,759.09             1.61
    Texas                                41       8,881,989.92             1.12
    Hawaii                               12       8,312,063.95             1.05
    Minnesota                            18       7,098,005.16             0.89
    Connecticut                          13       6,885,541.49             0.87
    Utah                                 14       6,771,119.23             0.85
    Washington                           22       6,724,235.19             0.85
    District of Columbia                 14       4,874,219.22             0.61
    Missouri                             16       4,344,318.72             0.55
    Ohio                                  8       3,916,011.24             0.49
    Michigan                             13       3,857,916.43             0.49
    Oregon                                9       3,330,681.96             0.42
    Pennsylvania                         11       2,866,924.53             0.36
    Alabama                               6       2,670,350.33             0.34
    Maine                                 4       2,533,750.00             0.32
    Kansas                                6       2,409,946.33             0.30
    Wisconsin                             9       2,304,498.12             0.29
    New Mexico                            5       2,253,800.00             0.28
    Tennessee                            10       1,828,449.55             0.23
    Idaho                                 6       1,712,281.82             0.22
    Kentucky                              3       1,512,204.88             0.19
    West Virginia                         4       1,280,405.52             0.16
    Rhode Island                          4       1,172,800.00             0.15
    Iowa                                  8       1,071,776.68             0.13
    Indiana                               4         995,800.00             0.13
    New Hampshire                         3         925,940.29             0.12
    Vermont                               3         922,634.06             0.12
    Arkansas                              5         701,448.90             0.09
    Montana                               1         650,000.00             0.08
    Oklahoma                              3         582,952.29             0.07
    Delaware                              1         580,000.00             0.07
    Mississippi                           3         518,550.59             0.07
    Wyoming                               2         436,000.00             0.05
    Louisiana                             2         252,720.00             0.03
    North Dakota                          2         197,259.20             0.02
    ----------------------------------------------------------------------------
    Total:                            1,887    $793,998,819.33           100.00%
    ----------------------------------------------------------------------------

(1) As of the Cut-off Date, no more than approximately 0.53% of the Aggregate Group II Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

Banc of America Securities LLC
-------------------------------------------------------------------------------0
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[BANC OF AMERICA                       Banc of America Funding Corporation
SECURITIES LOGO]                Mortgage Pass-Through Certificates Series 2005-F
                                            $982,147,000 (approximate)

--------------------------------------------------------------------------------

  Current Mortgage Loan Principal Balances of the Aggregate Group II Mortgage
                                   Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
    Current Mortgage Loan         Mortgage     Balance as of     Pool Principal
    Principal Balances ($)          Loans       Cut-off Date        Balance
    ----------------------------------------------------------------------------
    0.01 - 50,000.00                      5        $217,943.97             0.03%
    50,000.01 - 100,000.00               53       4,410,882.10             0.56
    100,000.01 - 150,000.00             170      21,260,737.66             2.68
    150,000.01 - 200,000.00             153      26,682,993.43             3.36
    200,000.01 - 250,000.00             147      33,268,236.19             4.19
    250,000.01 - 300,000.00             102      27,905,727.98             3.51
    300,000.01 - 350,000.00              75      24,341,412.75             3.07
    350,000.01 - 400,000.00             288     109,461,928.56            13.79
    400,000.01 - 450,000.00             205      87,862,141.58            11.07
    450,000.01 - 500,000.00             175      83,734,966.96            10.55
    500,000.01 - 550,000.00             115      60,497,645.96             7.62
    550,000.01 - 600,000.00              91      52,405,628.80             6.60
    600,000.01 - 650,000.00             108      68,269,075.66             8.60
    650,000.01 - 700,000.00              31      21,067,031.82             2.65
    700,000.01 - 750,000.00              23      16,802,541.08             2.12
    750,000.01 - 800,000.00               9       6,952,095.86             0.88
    800,000.01 - 850,000.00              18      14,727,397.06             1.85
    850,000.01 - 900,000.00              18      15,836,972.67             1.99
    900,000.01 - 950,000.00               9       8,321,228.28             1.05
    950,000.01 - 1,000,000.00            41      40,687,382.58             5.12
    1,000,000.01 - 1,500,000.00          46      58,510,297.03             7.37
    1,500,000.01 - 2,000,000.00           2       3,950,000.00             0.50
    2,000,000.01 - 2,500,000.00           3       6,824,551.35             0.86
    ----------------------------------------------------------------------------
    Total:                            1,887    $793,998,819.33           100.00%
    ----------------------------------------------------------------------------

(1) As of the Cut-off Date, the average outstanding principal balance of the Aggregate Group II Mortgage Loans is expected to be approximately $420,773.

Banc of America Securities LLC
-------------------------------------------------------------------------------0
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[BANC OF AMERICA                       Banc of America Funding Corporation
SECURITIES LOGO]                Mortgage Pass-Through Certificates Series 2005-F
                                            $982,147,000 (approximate)

--------------------------------------------------------------------------------

   Original Loan-To-Value Ratios of the Aggregate Group II Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
    Original Loan-To-Value        Mortgage     Balance as of     Pool Principal
    Ratios (%)                      Loans       Cut-off Date        Balance
    ----------------------------------------------------------------------------
    10.01 - 15.00                         1        $300,000.00             0.04%
    15.01 - 20.00                         3       2,150,000.00             0.27
    20.01 - 25.00                         2         280,000.00             0.04
    25.01 - 30.00                         1          26,000.00             0.00
    30.01 - 35.00                         9       5,678,794.30             0.72
    35.01 - 40.00                         8       4,638,653.63             0.58
    40.01 - 45.00                        12       3,688,088.46             0.46
    45.01 - 50.00                        20      13,591,839.96             1.71
    50.01 - 55.00                        26      17,824,004.11             2.24
    55.01 - 60.00                        43      24,813,202.07             3.13
    60.01 - 65.00                        65      41,049,913.44             5.17
    65.01 - 70.00                       141      85,340,664.28            10.75
    70.01 - 75.00                       160      87,889,703.62            11.07
    75.01 - 80.00                     1,343     486,388,270.69            61.26
    80.01 - 85.00                         7       2,505,919.27             0.32
    85.01 - 90.00                        38      14,905,872.05             1.88
    90.01 - 95.00                         8       2,927,893.45             0.37
    ----------------------------------------------------------------------------
    Total:                            1,887    $793,998,819.33           100.00%
    ----------------------------------------------------------------------------

(1) As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Aggregate Group II Mortgage Loans is expected to be approximately 74.50%.

Banc of America Securities LLC
-------------------------------------------------------------------------------0
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[BANC OF AMERICA                       Banc of America Funding Corporation
SECURITIES LOGO]                Mortgage Pass-Through Certificates Series 2005-F
                                            $982,147,000 (approximate)

--------------------------------------------------------------------------------

  Current Mortgage Interest Rates of the Aggregate Group II Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
    Current Mortgage Interest     Mortgage     Balance as of     Pool Principal
    Rates (%)                       Loans       Cut-off Date        Balance
    ----------------------------------------------------------------------------
    3.751 - 4.000                         1      $1,160,787.40             0.15%
    4.001 - 4.250                         1       1,475,000.00             0.19
    4.251 - 4.500                        14       7,456,566.59             0.94
    4.501 - 4.750                        49      17,299,946.94             2.18
    4.751 - 5.000                       172      64,482,054.51             8.12
    5.001 - 5.250                       238      93,645,265.41            11.79
    5.251 - 5.500                       386     145,120,471.45            18.28
    5.501 - 5.750                       335     136,437,005.06            17.18
    5.751 - 6.000                       285     123,780,777.27            15.59
    6.001 - 6.250                       147      73,819,400.16             9.30
    6.251 - 6.500                       129      63,582,414.71             8.01
    6.501 - 6.750                        65      33,125,948.44             4.17
    6.751 - 7.000                        34      17,970,549.39             2.26
    7.001 - 7.250                        15       7,780,949.44             0.98
    7.251 - 7.500                         7       3,122,510.02             0.39
    7.501 - 7.750                         6       2,552,306.23             0.32
    7.751 - 8.000                         2         786,866.31             0.10
    8.001 - 8.250                         1         400,000.00             0.05
    ----------------------------------------------------------------------------
    Total:                            1,887    $793,998,819.33           100.00%
    ----------------------------------------------------------------------------

(1) As of the Cut-off Date, the weighted average Current Mortgage Interest Rate of the Aggregate Group II Mortgage Loans is expected to be approximately 5.732% per annum.

           Gross Margins of the Aggregate Group II Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
    Gross Margin (%)                Loans       Cut-off Date        Balance
    ----------------------------------------------------------------------------
    2.001 - 2.250                     1,866    $785,361,846.65            98.91%
    2.501 - 2.750                         9       2,759,334.78             0.35
    2.751 - 3.000                         6       2,839,771.59             0.36
    3.001 - 3.250                         5       2,638,000.00             0.33
    3.251 - 3.500                         1         399,866.31             0.05
    ----------------------------------------------------------------------------
    Total:                            1,887    $793,998,819.33           100.00%
    ----------------------------------------------------------------------------

(1) As of the Cut-off Date, the weighted average Gross Margin of the Aggregate Group II Mortgage Loans is expected to be approximately 2.258% per annum.

Banc of America Securities LLC
-------------------------------------------------------------------------------0
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[BANC OF AMERICA                       Banc of America Funding Corporation
SECURITIES LOGO]                Mortgage Pass-Through Certificates Series 2005-F
                                            $982,147,000 (approximate)

--------------------------------------------------------------------------------

           Rate Ceilings of the Aggregate Group II Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
    Rate Ceilings (%)               Loans       Cut-off Date        Balance
    ----------------------------------------------------------------------------
    8.751 - 9.000                         1      $1,160,787.40             0.15%
    9.001 - 9.250                         1       1,475,000.00             0.19
    9.251 - 9.500                        10       6,048,662.00             0.76
    9.501 - 9.750                        41      14,182,501.46             1.79
    9.751 - 10.000                      150      55,950,953.91             7.05
    10.001 - 10.250                     202      77,621,691.06             9.78
    10.251 - 10.500                     328     122,748,742.72            15.46
    10.501 - 10.750                     280     111,600,614.87            14.06
    10.751 - 11.000                     250     103,365,882.22            13.02
    11.001 - 11.250                     129      61,117,657.84             7.70
    11.251 - 11.500                     137      58,346,442.26             7.35
    11.501 - 11.750                     104      48,755,222.06             6.14
    11.751 - 12.000                      69      36,188,297.65             4.56
    12.001 - 12.250                      59      30,847,866.67             3.89
    12.251 - 12.500                      57      30,422,224.77             3.83
    12.501 - 12.750                      25      12,724,562.05             1.60
    12.751 - 13.000                      22      10,728,247.39             1.35
    13.001 - 13.250                      11       6,058,399.44             0.76
    13.251 - 13.500                       4       1,715,891.02             0.22
    13.501 - 13.750                       5       2,152,306.23             0.27
    13.751 - 14.000                       2         786,866.31             0.10
    ----------------------------------------------------------------------------
    Total:                            1,887    $793,998,819.33           100.00%
    ----------------------------------------------------------------------------

(1) As of the Cut-off Date, the weighted average Rate Ceiling of the Aggregate Group II Mortgage Loans is expected to be approximately 10.985% per annum.

Banc of America Securities LLC
-------------------------------------------------------------------------------0
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[BANC OF AMERICA                       Banc of America Funding Corporation
SECURITIES LOGO]                Mortgage Pass-Through Certificates Series 2005-F
                                            $982,147,000 (approximate)

--------------------------------------------------------------------------------

     First Rate Adjustment Date of the Aggregate Group II Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
    First Rate                    Mortgage     Balance as of     Pool Principal
    Adjustment Date                 Loans       Cut-off Date        Balance
    ----------------------------------------------------------------------------
    January 1,2008                        3      $1,326,893.63             0.17%
    February 1,2008                       1         504,000.00             0.06
    April 1,2008                         14       8,000,940.17             1.01
    May 1,2008                           71      35,291,076.51             4.44
    June 1,2008                         134      68,078,159.70             8.57
    July 1,2008                         142      65,492,669.53             8.25
    August 1,2008                        62      22,172,945.00             2.79
    February 1,2010                       1         116,963.03             0.01
    March 1,2010                          2         513,003.03             0.06
    April 1,2010                         10       5,036,634.55             0.63
    May 1,2010                           46      23,205,062.76             2.92
    June 1,2010                         154      88,216,916.35            11.11
    July 1,2010                         592     226,434,438.40            28.52
    August 1,2010                       443     155,540,608.60            19.59
    June 1,2012                           6         770,575.57             0.10
    July 1,2012                          55      20,103,930.81             2.53
    August 1,2012                        37      14,623,475.87             1.84
    June 1,2015                           1       1,032,000.00             0.13
    July 1,2015                          48      25,398,750.82             3.20
    August 1,2015                        65      32,139,775.00             4.05
    ----------------------------------------------------------------------------
    Total:                            1,887    $793,998,819.33           100.00%
    ----------------------------------------------------------------------------

(1) As of the Cut-off Date, the weighted average number of months to the First Rate Adjustment Date for the Aggregate Group II Mortgage Loans is expected to be approximately 58 months.

          Remaining Terms of the Aggregate Group II Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
    Remaining Term (Months)         Loans       Cut-off Date        Balance
    341 - 360                         1,887    $793,998,819.33           100.00%
    ----------------------------------------------------------------------------
    Total:                            1,887    $793,998,819.33           100.00%
    ----------------------------------------------------------------------------

(1) As of the Cut-off Date, the weighted average remaining term to stated maturity of the Aggregate Group II Mortgage Loans is expected to be approximately 359 months.

Banc of America Securities LLC
-------------------------------------------------------------------------------0
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[BANC OF AMERICA                       Banc of America Funding Corporation
SECURITIES LOGO]                Mortgage Pass-Through Certificates Series 2005-F
                                            $982,147,000 (approximate)

--------------------------------------------------------------------------------

    Credit Scoring of Mortgagors of the Aggregate Group II Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
    Credit Scores                   Loans       Cut-off Date        Balance
    ----------------------------------------------------------------------------
    801 - 850                            42     $16,933,184.96             2.13%
    751 - 800                           541     222,669,911.11            28.04
    701 - 750                           715     282,323,695.92            35.56
    651 - 700                           490     220,624,371.17            27.79
    601 - 650                            94      47,409,467.71             5.97
    551 - 600                             1         141,388.46             0.02
    Not Scored                            4       3,896,800.00             0.49
    ----------------------------------------------------------------------------
    Total:                            1,887    $793,998,819.33           100.00%
    ----------------------------------------------------------------------------

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

          Prepayment Terms of the Aggregate Group II Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
    Prepayment Term                 Loans       Cut-off Date        Balance
    ----------------------------------------------------------------------------
    0                                 1,780    $738,210,394.30            92.97%
    12                                   61      31,209,416.74             3.93
    36                                   29      14,957,765.60             1.88
    60                                   17       9,621,242.69             1.21
    ----------------------------------------------------------------------------
    Total:                            1,887    $793,998,819.33           100.00%
    ----------------------------------------------------------------------------

(7) As of the Cut-Off Date, 7.03% of the loans in the Group have a Prepayment Penalty

Banc of America Securities LLC
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